Exhibit 10.5

NETSKOPE, INC.
2022 Stock Incentive Plan

Adopted by the Board on October 4, 2022

Approved by the Stockholders on December 20, 2022

Amended by the Board on August 31, 2023

Amended by the Board on December 5, 2023

Amended by the Board on June 5, 2024

Amended by the Board on August 13, 2024

Approved by the Stockholders on August 13, 2024

-i-

SECTION 5.	STOCK SUBJECT TO PLAN	6
5.1	Share Limit	6
5.2	Additional Shares	6
5.3	Incentive Stock Option Limit	6
5.4	Substitution and Assumption of Awards	7

SECTION 6.	RESTRICTED STOCK	7
6.1	Restricted Stock Award	7
6.2	Duration of Offers and Nontransferability of Rights	7
6.3	Consideration	7
6.4	Vesting Restrictions	7

SECTION 7.	STOCK OPTIONS	8
7.1	Stock Option Award	8
7.2	Number of Shares; Kind of Option	8
7.3	Exercise Price	8
7.4	Term	8
7.5	Exercisability	8
7.6	Transferability of Options	9
7.7	Exercise of Options on Termination of Service	9
7.8	No Rights as a Stockholder	9
7.9	Modification, Extension and Renewal of Options	10

SECTION 8.	STOCK APPRECIATION RIGHTS	10
8.1	Stock Appreciation Right Award	10
8.2	Number of Shares	10
8.3	Exercise Price	10
8.4	Term	10
8.5	Exercisability	10
8.6	Exercise of SARs	11
8.7	Transferability of SARs	11
8.8	Exercise of SARs on Termination of Service	11
8.9	No Rights as a Stockholder	11
8.10	Modification, Extension and Renewal of SARs	11

SECTION 9.	RESTRICTED STOCK UNITS AND OTHER STOCK AWARDS	12
9.1	Restricted Stock Unit Award	11
9.2	Number of Shares; Payment	12
9.3	Vesting Conditions	12
9.4	Settlement of Restricted Stock Units	12
9.5	Transfer Restrictions	12
9.6	No Rights as a Stockholder	12
9.7	Other Stock Awards	13

SECTION 10.	PAYMENT FOR SHARES	13
10.1	General	13

-ii-

10.2	Surrender of Stock	13
10.3	Services Rendered	13
10.4	Promissory Notes	13
10.5	Exercise/Sale	13
10.6	Exercise/Pledge	14
10.7	Net Exercise	14
10.8	Other Forms of Payment	14

SECTION 11.	ADJUSTMENT OF SHARES	14
11.1	General	14
11.2	Dissolution or Liquidation	14
11.3	Mergers, Consolidations and Other Corporate Transactions	14
11.4	Reservation of Rights	15
11.5	Buyout Provisions	15

SECTION 12.	TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS	16
12.1	Transfer Restrictions	16
12.2	Company's Right to Repurchase Shares	16

SECTION 13.	WITHHOLDING AND OTHER TAXES	17
13.1	General	17
13.2	Share Withholding	17
13.3	Cashless Exercise/Pledge	17
13.4	Other Forms of Payment	17
13.5	Employer Fringe Benefit Taxes	17
13.6	Section 409A	17

SECTION 14.	LEGAL AND REGULATORY REQUIREMENTS	18

SECTION 15.	NO RETENTION RIGHTS	18

SECTION 16.	DURATION AND AMENDMENTS	18
16.1	Term of the Plan	18
16.2	Right to Amend or Terminate the Plan	19
16.3	Effect of Amendment or Termination	19

SECTION 17.	EXECUTION	20

-iii-

NETSKOPE, INC.

2022 Stock Incentive Plan

Section 1. Purpose.

The Plan was adopted by the Board of Directors effective October 4, 2022. The purpose of the Plan is to offer selected service providers the opportunity to acquire equity in the Company through awards of Options (which may constitute incentive stock options or nonstatutory stock options), Restricted Stock Awards, Stock Appreciation Rights, Restricted Stock Units and Other Stock Awards.

The Awards under the Plan are intended to be exempt from the securities qualification requirements of the California Corporations Code by satisfying the exemption under Section 25102(o) of the California Corporations Code. However, Awards may be made in reliance upon other state securities law exemptions. To the extent that other state exemptions are relied upon, the terms of this Plan which are included only to comply with Section 25102(o) shall be disregarded to the extent provided in the applicable Award Agreement. In addition, to the extent that Section 25102(o) or the regulations promulgated thereunder are amended to delete any requirements set forth in such law or regulations, the terms of this Plan which are included only to comply with Section 25102(o) or the regulations promulgated thereunder as in effect prior to any such amendment shall be disregarded to the extent permitted by applicable law.

Section 2. Definitions.

2.1.
“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
2.2.
“Award” shall mean, individually or collectively, a grant under the Plan of Options, Restricted Stock Awards, Stock Appreciation Rights, Restricted Stock Units or Other Stock Awards.
2.3.
“Award Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, as determined by the Board. The Award Agreement is subject to the terms and conditions of the Plan.
2.4.
“Board” shall mean the Board of Directors of the Company, as constituted from time to time.
2.5.
“Cause” shall mean (i) in the case where the Employee, Consultant or Outside Director does not have an employment agreement, consulting agreement or similar agreement in effect with the Company or its Subsidiary at the time of grant of the Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Employee’s, Consultant’s or Outside Director’s service to the Company or a Subsidiary for which either criminal or civil penalties against the Employee, Consultant or Outside Director may be sought, conviction of a felony having a detrimental effect on the Company, misconduct, insubordination, material violation of the Company’s or its Subsidiary’s policies, actions compromising the security of the Company’s systems or confidential information, disclosing or misusing any confidential information or material concerning the Company or an affiliate or material breach of any employment agreement, consulting agreement or similar agreement, or (ii) in the case where the Employee, Consultant or Outside Director has an employment agreement, consulting agreement or similar agreement in effect with the Company or its Subsidiary at the time of grant of the Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with a change in control, such definition of “cause” shall not apply until a change in control actually occurs and then only with regard to a termination thereafter. Notwithstanding the foregoing, in the case of an Award which is intended to comply with Section 25102(o) of the California Corporations Code, such event must also constitute “cause” under applicable law.
2.6.
“Change in Control” shall mean the occurrence of any of the following events:
(a)
The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;
(b)
The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation of the Company; or
(c)
Any “person” (as defined below) who, by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

For purposes of Section 2.6(c), the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Notwithstanding the foregoing, the term “Change in Control” shall not include (a) a transaction the sole purpose of which is to change the state of the Company’s incorporation, (b) a transaction the sole purpose of which is to form a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, (c) a transaction the sole purpose of which is to make an initial public offering of the Company’s capital stock or (d) any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board.

2.7.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
2.8.
“Committee” shall mean the committee designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.
2.9.
“Company” shall mean Netskope, Inc., a Delaware corporation.
2.10.
“Consultant” shall mean a consultant or advisor who is not an Employee or Outside Director and who performs bona fide services for the Company, a Parent, a Subsidiary or an Affiliate.
2.11.
“Disability” shall mean a condition that renders an individual unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Committee; provided, however, that the Committee has no obligation to investigate whether Disability exists unless the Participant or representative thereof puts the Company on notice within ninety (90) days after the Participant’s termination of Service.
2.12.
“Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate and who is an “employee” within the meaning of Section 3401(c) of the Code and regulations issued thereunder.
2.13.
“Exchange Act” shall mean the U.S. Securities and Exchange Act of 1934, as amended.
2.14.
“Exercise Price” shall mean the amount for which one Share may be purchased upon the exercise of an Option, or the amount from which appreciation is measured upon exercise of a Stock Appreciation Right, as specified in an Award Agreement.
2.15.
“Fair Market Value” means, with respect to a Share, the market price of one Share of Stock, determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.
2.16.
“Immediate Family” shall mean a person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.
2.17.
“ISO” shall mean an incentive stock option described in Section 422(b) of the Code.

2.18.
“NSO” shall mean a stock option that is not an ISO.
2.19.
“Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.
2.20.
“Other Stock Award” shall mean an Award based in whole or in part by reference to Stock which is granted pursuant to the terms and conditions of Section 9.7 of the Plan.
2.21.
“Outside Director” shall mean a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee.
2.22.
“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
2.23.
“Participant” shall mean the holder of an outstanding Award.
2.24.
“Plan” shall mean the Netskope, Inc. 2022 Stock Incentive Plan.
2.25.
“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan pursuant to a Restricted Stock Award.
2.26.
“Restricted Stock Award” shall mean an award or sale of Shares pursuant to the terms and conditions of Section 6 of the Plan.
2.27.
“Restricted Stock Unit” shall mean an Award of an unfunded and unsecured right to receive Shares (or cash or a combination of Shares and cash, as determined in the sole discretion of the Board) upon settlement of the Award, which is granted pursuant to the terms and conditions of Section 9 of the Plan.
2.28.
“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
2.29.
“Service” shall mean service as an Employee, a Consultant or an Outside Director, subject to such further limitations as may be set forth in the applicable Award Agreement. Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company. However, for purposes of determining whether an Option is entitled to ISO status, and to the extent required under the Code, an Employee’s employment will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract or such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. In the absence of such determination, vesting of an Award shall be tolled during any unpaid leave (unless otherwise required by applicable law); provided, however, that upon a Participant’s return from military leave (under conditions that would entitle the Participant to protection upon such return under the Uniformed Services Employment and Reemployment Rights Act), the Participant shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as the Participant was providing services immediately prior to such leave.
2.30.
“Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).
2.31.
“Stock” shall mean the common stock of the Company.
2.32.
“Stock Appreciation Right” or “SAR” shall mean a stock appreciation right which is granted pursuant to the terms and conditions of Section 8 of the Plan.
2.33.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
2.34.
“Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership for purposes of this Section 2.34, the attribution rules of Section 424(d) of the Code shall be applied.

Section 3. Administration.

3.1.
General Rule. The Plan shall be administered by the Board. However, the Board may delegate any or all administrative functions under the Plan otherwise exercisable by the Board to one or more Committees. Each Committee shall consist of at least one member of the Board who has been appointed by the Board. Each Committee shall have the authority and be responsible for such functions as the Board has assigned to it. If a Committee has been appointed, any reference to the Board in the Plan shall be construed as a reference to the Committee to whom the Board has assigned a particular function. To the extent permitted by applicable law, the Board may also authorize one or more officers of the Company to designate Employees, other than such authorized officer or officers, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board shall specify the total number of Awards that such officer or officers may so award.
3.2.
Board Authority and Responsibility. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and any other actions of the Board with respect to the Plan shall be final and binding on all persons deriving rights under the Plan.

Section 4. Eligibility.

Only Employees of the Company, a Parent or Subsidiary shall be eligible for the grant of ISOs. Employees of an Affiliate shall not be eligible for the grant of ISOs unless such entity is classified as a “disregarded entity” of the Company or the applicable Subsidiary under the Code and such Employees are treated as employees of the Company or applicable Subsidiary for purposes of Section 3401(c) of the Code. Only Employees, Consultants and Outside Directors shall be eligible for the grant of NSOs, Restricted Stock Awards, Stock Appreciation Rights, Restricted Stock Units or Other Stock Awards. Consultants which are entities shall be eligible for the grant of Awards (other than ISOs) subject to compliance with applicable securities law requirements.

Section 5. Stock Subject To Plan.

5.1.
Share Limit. Subject to Section 11, the aggregate number of Shares which may be issued under the Plan shall be equal to the sum of (a) 34,186,282 Shares, plus (b) (i) the number of Shares that, effective upon the adoption of the Plan by the Board (the “Effective Date”), have been reserved but are not subject to outstanding awards under the Netskope, Inc. 2012 Stock Incentive Plan, as amended from time to time (the “2012 Plan”), plus (ii) the number of Shares subject to outstanding awards under the 2012 Plan as of the Effective Date that are subsequently forfeited or terminated for any reason without being exercised or settled, plus (iii) the number of Shares subject to vesting restrictions under the 2012 Plan as of the Effective Date that are subsequently forfeited or repurchased by the Company at the original purchase price, with the maximum number of Shares that may be issued under the Plan not to exceed 117,457,526 Shares (the “Authorized Share Limit”). The number of Shares which are subject to Options or other rights to acquire Shares pursuant to Awards which are outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
5.2.
Additional Shares. Shares subject to Awards that are cancelled, forfeited, settled in cash or expire by their terms, and Shares subject to Awards that are used to pay withholding obligations or the Exercise Price of an Option, will again be available for grant and issuance in connection with other Awards. However, Shares that have actually been issued under the Plan will not be added back to the number of Shares available for issuance under the Plan unless reacquired by the Company pursuant to a forfeiture provision.
5.3.
Incentive Stock Option Limit. Subject to the foregoing limits, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not exceed ten times the Authorized Share Limit set forth in Section 5.1 (as amended from time to time and as adjusted pursuant to Section 11), plus, only to the extent allowable under Section 422 of the Code, any Shares previously issued under the Plan (other than pursuant to Section 5.4 below) that are reacquired by the Company pursuant to a forfeiture provision.

5.4.
Substitution and Assumption of Awards. The Board may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Board, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Authorized Share Limit set forth in Section 5.1 (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5.2 above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.

Section 6. Restricted Stock.

6.1.
Restricted Stock Award. Subject to the terms of the Plan, the Board may grant Restricted Stock Awards to Participants in such amounts as the Board, in its sole discretion, may determine. Each award or sale of Shares pursuant to a Restricted Stock Award under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Award Agreement, that are not inconsistent with the Plan. The provisions of such Award Agreements need not be identical.
6.2.
Duration of Offers and Nontransferability of Rights. Any right to acquire Shares pursuant to a Restricted Stock Award shall automatically expire if not exercised by the Participant within thirty (30) days after the Company communicates the grant of such right to the Participant, unless otherwise determined by the Board. Such right shall be nontransferable and shall be exercisable only by the Purchaser to whom the right was granted, except to the extent otherwise determined by the Board in its sole discretion.
6.3.
Consideration. To the extent an Award consists of newly issued Shares, the Award recipient shall furnish consideration having a value not less than the par value of such Shares as determined by the Board. Subject to the foregoing in this Section 6.3, the Board shall determine the amount of the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 10.
6.4.
Repurchase Rights, Transfer and Vesting Restrictions. Each award or sale of Shares shall be subject to such vesting, forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to restrictions set forth in the Plan or otherwise applicable to holders of Shares generally. Unless otherwise provided in the Award Agreement, shall also apply to any dividends paid with respect to such Shares. The vesting of a Restricted Stock Award granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.

Section 7. Stock Options.

7.1.
Stock Option Award. Subject to the terms of the Plan, the Board may grant Options to Participants in such amounts as the Board, in its sole discretion, may determine. Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Option Award Agreement, which are not inconsistent with the Plan. The provisions of the various Option Award Agreements entered into under the Plan need not be identical.
7.2.
Number of Shares; Kind of Option. Each Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11. The Award Agreement shall also specify whether the Option is intended to be an ISO or an NSO.
7.3.
Exercise Price. Each Award Agreement shall set forth the Exercise Price, which shall be payable in a form described in Section 10. Subject to the following requirements, the Exercise Price under any Option shall be determined by the Board in its sole discretion:
(a)
Minimum Exercise Price for ISOs. The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the Exercise Price per Share of an ISO granted to a Ten-Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.
(b)
Minimum Exercise Price for NSOs. The Exercise Price per Share of an NSO shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant.
7.4.
Term. Each Award Agreement shall specify the term of the Option. The term of an Option shall in no event exceed ten (10) years from the date of grant. The term of an ISO granted to a Ten-Percent Stockholder shall not exceed five (5) years from the date of grant. Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.
7.5.
Exercisability. Each Award Agreement shall specify the date when all or any installment of the Option is to become exercisable; provided, however, that no Option shall be exercisable unless the Participant has delivered to the Company an executed copy of the Award Agreement. Subject to the following restrictions, the Board in its sole discretion shall determine when all or any installment of an Option is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events:
(a)
Options Granted to Outside Directors. The vesting and exercisability of an Option granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.

(b)
Early Exercise. An Option Award Agreement may permit the Participant to exercise the Option prior to the time that it has become vested provided that the Shares acquired on exercise will be treated as unvested and subject to a right of repurchase by the Company and any other restrictions that the Board determines appropriate as set forth in the Award Agreement.
7.6.
Transferability of Options. During a Participant’s lifetime, his or her Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by the Participant to a revocable trust or to one or more family members or a trust established for the benefit of the Participant and/or one or more family members to the extent permitted by Section 260.140.41(c) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.
7.7.
Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service. Each Award Agreement shall provide the Participant with the right to exercise the Option following the Participant’s termination of Service during the Option term, to the extent the Option was exercisable for vested Shares upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than Cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the Option term). If the Participant’s Service is terminated for Cause, the Option Award Agreement may provide that the Participant’s right to exercise the Option terminates immediately on the effective date of the Participant’s termination. To the extent the Option was not exercisable for vested Shares upon termination of Service, the Option shall terminate when the Participant’s Service terminates; provided, however, that if the Board or its duly authorized delegate amends the Option within thirty (30) days following the Participant’s termination of Service other than for Cause (but in no event later than the expiration of the term of the Option) to increase the number of vested Shares for which the Option would be exercisable, the Option shall not be considered to have terminated upon termination of Service with respect to such additional number of vested Shares, and such amendment shall be given effect as of the date of termination of Service. Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
7.8.
No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by the Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of the Option. No adjustments shall be made, except as provided in Section 11.

7.9.
Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Board may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, except for a modification required to comply with any applicable law, regulation or rule, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or increase the Participant’s obligations under such Option; provided, however, that a modification which may cause an ISO to become an NSO shall not be treated as materially impairing a Participant’s rights or increasing a Participant’s obligations under an Award.

Section 8. Stock Appreciation Rights.

8.1.
Stock Appreciation Right Award. Subject to the terms of the Plan, the Board may grant Stock Appreciation Rights to Participants in such amounts as the Board, in its sole discretion, may determine. Each grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. The Stock Appreciation Right shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Award Agreement, which are not inconsistent with the Plan. The provisions of the various Stock Appreciation Right Award Agreements entered into under the Plan need not be identical.
8.2.
Number of Shares. Each Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.
8.3.
Exercise Price. Each Award Agreement shall specify the Exercise Price of the SAR. The Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant.
8.4.
Term. Each Award Agreement shall specify the term of the SAR. The term of a SAR shall in no event exceed ten (10) years from the date of grant. Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.
8.5.
Exercisability. Each Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable; provided, however, that no SAR shall be exercisable unless the Participant has delivered to the Company an executed copy of the Award Agreement. The Board in its sole discretion shall determine when all or any installment of a SAR is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events. The vesting and exercisability of a SAR granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control. SARs may be awarded in combination with Options, and such Awards may provide that the SARs will not be exercisable unless the related Options are forfeited.

8.6.
Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Board shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
8.7.
Transferability of SARs. During a Participant’s lifetime, his or her SARs shall be exercisable only by the Participant or by the Participant’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, a SAR may be transferred by the Participant to a revocable trust or to one or more family members or a trust established for the benefit of the Participant and/or one or more family members to the extent permitted by Section 260.140.41(c) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.
8.8.
Exercise of SARs on Termination of Service. Each SAR shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s Service. Each Award Agreement shall provide the Participant with the right to exercise the SAR following the Participant’s termination of Service during the SAR term, to the extent the SAR was vested upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than Cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the SAR term). If the Participant’s Service is terminated for Cause, the SAR Award Agreement may provide that the Participant’s right to exercise the SAR terminates immediately on the effective date of the Participant’s termination. To the extent the SAR was not vested upon termination of Service, the SAR shall terminate when the Participant’s Service terminates; provided, however, that if the Board or its duly authorized delegate amends the SAR within thirty (30) days following the Participant’s termination of Service other than for Cause (but in no event later than the expiration of the term of the SAR) to increase the number of vested Shares for which the SAR would be exercisable, the SAR shall not be considered to have terminated upon termination of Service with respect to such additional number of vested Shares, and such amendment shall be given effect as of the date of termination of Service. Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.9.
No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by the SAR unless and until such person becomes entitled to receive Shares upon exercise of the SAR. No adjustments shall be made, except as provided in Section 11.
8.10.
Modification, Extension and Renewal of SARs. Within the limitations of the Plan, the Board may modify, extend or renew outstanding SARs or may accept the cancellation of outstanding SARs (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, except for a modification required to comply with any applicable law, regulation or rule, no modification of a SAR shall, without the consent of the Participant, materially impair his or her rights or increase the Participant’s obligations under such SAR.

Section 9. Restricted Stock Units and Other Stock Awards.

9.1.
Restricted Stock Unit Award. Subject to the terms of the Plan, the Board may grant Restricted Stock Units to Participants in such amounts as the Board, in its sole discretion, may determine. Each Award of Restricted Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and any other terms and conditions imposed by the Board, as set forth in the Award Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Award Agreements entered into under the Plan need not be identical.
9.2.
Number of Shares; Payment Each Restricted Stock Unit Award Agreement shall specify the number of Shares that are subject to the Award and shall provide for the adjustment of such number in accordance with Section 11. Unless otherwise provided in the Award Agreement, no consideration other than services shall be required of the Participant for a Restricted Stock Unit Award.
9.3.
Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. The Board may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Award shall become vested in the event that a Change in Control occurs with respect to the Company. The vesting of a Restricted Stock Unit Award granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.
9.4.
Settlement of Restricted Stock Units. Unless otherwise provided in the Award Agreement, Restricted Stock Units shall be settled when they vest. The Award Agreement may provide that settlement may be deferred to any later date, provided that the terms of such deferral satisfy the requirements of Section 409A of the Code. Settlement of the Restricted Stock Units may be made in the form of cash or whole Shares or a combination thereof, as determined by the Board in its sole discretion.
9.5.
Transfer Restrictions. Unless otherwise provided in the Award Agreement, Restricted Stock Units may not be transferred other than by beneficiary designation, will or the laws of descent and distribution.
9.6.
No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no voting, dividend or other rights as a stockholder with respect to any Shares covered by a Restricted Stock Unit Award until such person receives such Shares upon settlement of the Award. Unless the Award Agreement provides otherwise, the Participant shall have no right to be credited with amounts equal to dividends paid on Shares subject to the Restricted Stock Unit Award. A Participant shall have no rights under a Restricted Stock Unit Award other than those of a general creditor of the Company.
9.7.
Other Stock Awards. The Board may grant other forms of Award under the Plan that are based in whole or in part on Stock or the value thereof. Subject to the provisions of the Plan, the Board shall have authority in its sole discretion to determine the terms and conditions of such Other Stock Awards, including the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Awards.

Section 10. Payment for Shares.

10.1.
General. The entire Purchase Price of Shares or Exercise Price of Options issued under the Plan shall be payable in cash, cash equivalents or one of the other forms provided in this Section 10, to the extent provided under applicable law.
10.2.
Surrender of Stock. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part by surrendering (in good form for transfer), or attesting to ownership of, Shares which have already been owned by the Participant; provided, however, that payment may not be made in such form if such action would cause the Company to recognize any (or additional) compensation expense with respect to the Award for financial reporting purposes. Such Shares shall be valued at their Fair Market Value on the date of surrender.
10.3.
Services Rendered. As determined by the Board in its discretion, Shares may be awarded under the Plan in consideration of past or future services rendered to the Company, a Parent, a Subsidiary or an Affiliate.
10.4.
Promissory Notes. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part with a full-recourse promissory note executed by the Participant. The interest rate payable under the promissory note shall not be less than the minimum rate required to avoid the imputation of income for U.S. federal income tax purposes. Shares shall be pledged as security for payment of the principal amount of the promissory note, and interest thereon; provided that if the Participant is a Consultant, such note must be collateralized with such additional security to the extent required by applicable laws. In no event shall the stock certificate(s) representing such Shares be released to the Participant until such note is paid in full. Subject to the foregoing, the Board shall determine the term, interest rate and other provisions of the note.
10.5.
Exercise/Sale. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

10.6.
Exercise/Pledge. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.
10.7.
Net Exercise. To the extent permitted by the Board in its sole discretion, payment of the Exercise Price may be made by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or other form of payment permitted under the Option Award Agreement.
10.8.
Other Forms of Payment. To the extent permitted by the Board in its sole discretion, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

Section 11. Adjustment of Shares.

11.1.
General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification, or a similar occurrence, the Board shall make appropriate adjustments to the following: (i) the number and class of Shares available for future Awards under Section 5; (ii) the number and class of Shares covered by each outstanding Award; (iii) the Exercise Price under each outstanding Award; and (iv) the price of Shares subject to the Company’s right of repurchase; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Board.
11.2.
Dissolution or Liquidation. To the extent not previously exercised or settled, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.
11.3.
Mergers, Consolidations and Other Corporate Transactions. In the event that the Company is a party to a merger or other consolidation, or in the event of a transaction providing for the sale of all or substantially all of the Company’s stock or assets, or in the event of such other corporate transaction, such as a separation or reorganization, outstanding Awards shall be treated as the Board determines, in each case without the Participant’s consent. Subject to compliance with Section 409A of the Code, the Board may provide, without limitation, for one or more of the following: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (ii) the assumption, in whole or in part, of the outstanding Awards by the surviving corporation or a successor entity or its parent; (iii) the substitution, in whole or in part, by the surviving corporation or a successor entity or its parent of its own awards for such outstanding Awards; (iv) exercisability and settlement, in whole or in part, of outstanding Awards to the extent vested and exercisable (if applicable) under the terms of the Award Agreement followed by the cancellation of such Awards (whether or not then vested or exercisable) upon or immediately prior to the effectiveness of the transaction; or (v) settlement of the intrinsic value of the outstanding Awards to the extent vested and exercisable (if applicable) under the terms of the Award Agreement, with payment made in cash or cash equivalents or property (including cash or property subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (whether or not then vested or exercisable) (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment). For avoidance of doubt, the value of any property, including the value of property provided in settlement of an Award, shall be determined by the Board and, to the extent permitted under Section 409A of the Code, the settlement of an Award may provide for payment to be made on a delayed basis and/or contingent basis in recognition of and a reflection of escrows, earn-outs, or other limitations, conditions, contingencies or holdbacks applicable to holders of Stock in connection with the transaction. Any acceleration of payment of an amount that is subject to Section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. The Board shall also have discretion to suspend the right of Participants to exercise outstanding Awards during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to facilitate the closing of the transaction, and may terminate the right of holders of Options to exercise Options prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.
11.4.
Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
11.5.
Buyout Provisions. The Board may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted, or (b) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Board shall establish.

Section 12. Transfer Restrictions and Repurchase Rights.

12.1.
Transfer Restrictions. No person who shall have acquired Shares or shall have any right to acquire Shares under the Plan shall sell, assign, pledge or otherwise transfer (each, a “Transfer”) any such Shares or any right or interest therein (including, without limitation, any Option) (such Shares or right or interest therein, including without limitation any Option, collectively the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Company, which consent may be subject to such additional requirements and restrictions (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:
(a)
A person’s Transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s Immediate Family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s Immediate Family or any trust for the account or benefit of such person or such person’s Immediate Family;
(b)
A person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section 12; or
(c)
A person’s Transfer of any or all of such person’s Securities to the Company;

provided that with respect to Transfers pursuant to subsections 12.1(a) and (b) above, the Transferee shall receive and hold such Shares subject to the provisions of this Section 12.1, and there shall be no further Transfer of such Shares except in accord with this Section 12.1. The provisions of this Section 12.1 may be waived with respect to any Transfer by the stockholders, upon the written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those Shares to be Transferred by any Transferring stockholder). The provisions of this Section 12.1 shall terminate immediately prior to the date of the closing of a firm commitment underwritten public offering of the Company’s Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act. Any Transfer, or purported Transfer, of Securities of the Company shall be null and void unless the terms, conditions and provisions of this Section 12.1 are strictly observed and followed. The restrictions contained in this Section 12.1 shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Company’s bylaws or pursuant to applicable securities laws.

12.2.
Company’s Right to Repurchase Shares. Shares acquired through an Award shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Award Agreement and, unless otherwise provided in the Award Agreement, shall apply to any dividends paid with respect to such Shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

Section 13. Withholding and Other Taxes.

13.1.
General. A Participant or his or her successor shall pay, or make arrangements satisfactory to the Board for the satisfaction of, any federal, state, local or foreign withholding tax obligations that may arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan if such obligations are not timely satisfied.
13.2.
Share Withholding. The Board may permit a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold all or a portion of any Shares that would otherwise be issued to him or her upon exercise or settlement of an Award, or by surrendering all or a portion of any Shares that he or she previously acquired; provided, however, that in no event may a Participant surrender Shares in excess of the maximum applicable tax withholding rate. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority. All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable.
13.3.
Cashless Exercise/Pledge. The Board may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Participant’s withholding obligation by cashless exercise or pledge.
13.4.
Other Forms of Payment. The Board may permit such other means of tax withholding as it deems appropriate.
13.5.
Employer Fringe Benefit Taxes. To the extent permitted by applicable federal, state, local and foreign law, a Participant shall be liable for any fringe benefit tax that may be payable by the Company and/or the Participant’s employer in connection with any award granted to the Participant under the Plan, which the Company and/or employer may collect by any reasonable method established by the Company and/or employer.
13.6.
Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Board from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent the Award from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. The provisions of the

Plan and each Award Agreement are intended to comply with or be exempt from the provisions of Section 409A and shall be interpreted in a manner consistent therewith. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, the Board may in its sole discretion (but without any obligation to do so) amend the terms of any Award to the extent it determines necessary to comply with Section 409A.

Section 14. Legal and Regulatory Requirements.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

Section 15. No Retention Rights.

No provision of the Plan, or any Award granted under the Plan, shall be construed to give any Participant any right to become an Employee or other Service provider, to be treated as an Employee, or to continue in Service for any period of time, or restrict in any way the rights of the Company (or Parent or Subsidiary to whom the Participant provides Service), which rights are expressly reserved, to terminate the Service of such person at any time and for any reason, with or without cause.

Section 16. Duration and Amendments.

16.1.
Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any grants, exercises or sales that have already occurred under the Plan shall be rescinded, and no additional grants, exercises or sales shall be made under the Plan after such date. The Plan shall terminate automatically ten (10) years after the later of (i) its adoption by the Board, or (ii) the most recent increase in the number of Shares reserved under Section 5 (other than pursuant to Section 11) that was approved by stockholders on or within twelve (12) months after the Board’s approval of such increase. The Plan may be terminated on any earlier date pursuant to Section 16.2 below.

16.2.
Right to Amend or Terminate the Plan. The Board may amend, suspend, or terminate the Plan at any time and for any reason. An amendment of the Plan shall not be subject to the approval of the Company’s stockholders unless it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 11) or (ii) materially changes the class of persons who are eligible for the grant of Awards. Options may be granted and Shares may be issued which are in each instance in excess of the number of Shares then available for issuance under the Plan, provided any excess Shares actually issued under those Awards shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of Shares available for issuance under the Plan. If such stockholder approval is not obtained within 12 months after the date the first such excess grants or issuances are made, then (1) any unexercised Options granted on the basis of such excess Shares shall terminate and (2) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess Shares issued under the Plan and held in escrow, together with interest (at the Internal Revenue Service short term Applicable Federal Rate) for the period the Shares were held in escrow, and such Shares shall thereupon be automatically cancelled and cease to be outstanding.
16.3.
Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise or settlement of an Award granted prior to such termination. Except as otherwise permitted by the Plan or an Award Agreement or as required to comply with any applicable law, regulation or rule, the termination of the Plan, or any amendment thereof, shall not have a material adverse effect on any Award previously granted under the Plan without the holder’s consent; provided, however, that an amendment which may cause an ISO to become an NSO shall not be treated as having a material adverse effect on an Award.

[Remainder of Page Intentionally Left Blank]

Section 17. Execution.

To record the adoption of the Plan by the Board on October 4, 2022, effective on such date, the Company has caused its authorized officer to execute the same.

NETSKOPE, INC.

By /s/ Sanjay Beri
Name: Sanjay Beri
Title: Chief Executive Officer

Netskope, Inc.

2022 Stock Incentive Plan

Signature Page

NETSKOPE, INC. 2022 Stock Incentive Plan
Appendix Regarding Plan Amendments

Description	No. Shares Subject to Plan	Board Approval	Stockholder Approval
Initial Adoption of Plan	91,271,244	October 4, 2022	December 20, 2022
Amendment	101,271,244	August 31, 2023	August 13, 2024
Amendment	104,271,244	December 5, 2023	August13, 2024
Amendment	114,271,244	June 5, 2024	August 13, 2024
Amendment	117,457,526	August 13, 2024	August 13, 2024

No Early Exercise

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

Netskope, Inc.
2022 Stock Incentive Plan
Notice of Stock Option Grant

Netskope, Inc. (the “Company”) hereby grants you the following option (the “Option”) to purchase shares of its common stock (“Shares”) under the Company’s 2022 Stock Incentive Plan (the “Plan”). The Option is subject to the terms and conditions set forth in this Notice of Stock Option Grant (the “Notice of Grant”), and the Global Stock Option Agreement, including any terms and conditions for your country set forth in the appendix attached thereto as Exhibit B (the “Appendix” and together with the Notice and the Global Stock Option Agreement, the “Agreement”) and the Plan, which are attached to and incorporated in their entirety into this Notice of Grant.

Date of Grant:	«Grant_Date»
Name of Optionee:	«Name»
Number of Option Shares: «Number_of_Shares»
Exercise Price per Share:	$_____
Vesting Start Date:	«VestingStart_Date»
Type of Option:	«ISO_NSO»
Vesting Schedule:

Subject to the terms and conditions set forth in Section 2 of the Global Stock Option Agreement, [the Option vests over four years. The Option vests with respect to the first 25% of the total Option Shares when the Optionee completes 12 months of continuous Service [as an Employee or Consultant][as a Director] after the Vesting Start Date, and with respect to an additional 1/48th of the total Option Shares when the Optionee completes each full month of continuous Service [as an Employee or Consultant][as a Director] thereafter.]

Fractional vested Shares shall be rounded down to the nearest whole number at all times.

By signing this document, which may be accomplished by e-signature or other electronic indication of acceptance, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in this Notice of Grant and the attached Global Stock Option Agreement (including the Appendix and any additional attachments), the Plan document and the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that this Notice of Grant, the Global Stock Option Agreement (including the Appendix and any additional attachments) and the Plan constitute the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this document and that you have either consulted such counsel or voluntarily declined to consult such counsel.

OPTIONEE:	COMPANY: Netskope, Inc.

By:
Name: [Name of Optionee]	By:
Name:
Address:	Title:

Netskope, Inc.

Notice of Stock Option Grant

Signature Page

Netskope, Inc.

2022 Stock Incentive Plan

Global Stock Option Agreement

1. Kind of Option. This Option is intended to be either an incentive stock option intended to meet the requirements of Section 422 of the Code (an “ISO”) or a non-statutory option (an “NSO”), which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant. Even if this Option is designated as an ISO, it shall be deemed to be an NSO to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

2. Vesting. Subject to the terms and conditions of the Plan and this Global Stock Option Agreement (the “Option Agreement”), your Option will be exercisable with respect to the Shares that have become vested in accordance with the schedule set forth in the Notice of Stock Option Grant. If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates, except as otherwise provided under the Plan. If your Option is granted in consideration of your Service as an Outside Director, after your Service as a member of the Board of the Company, a Parent or Subsidiary (a “Director”) terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as a Director terminates, except as otherwise provided under the Plan.

3. Term. Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant; provided, however, that if your Option is an ISO it will expire five (5) years after the Date of Grant if you are a Ten-Percent Stockholder of the Company (the “Expiration Date”). Also, your Option will expire earlier if your Service terminates, as described below.

4. Regular Termination.

4.1 If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service. During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

4.2 If your Option is an ISO and you exercise it more than three months after termination of your Service as an Employee for any reason other than death or Disability expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will cease to be eligible for ISO tax treatment.

4.3 Your Option will cease to be eligible for ISO tax treatment if you exercise it more than three months after the first day following three months of a bona fide leave of absence approved by the Company, unless you return to employment immediately upon termination of such leave or your right to reemployment after your leave was guaranteed by statute or contract.

5. Death. If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death. During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

6. Disability.

6.1 If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability. “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Company; provided, however, that the Company has no obligation to investigate whether Disability is applicable unless you or your representative put the Company on notice within ninety (90) days after your termination of Service. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

6.2 If your Option is an ISO and your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three (3) months following the termination of your Service as an Employee.

7. Exercising Your Option. To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A. You must submit this form, together with full payment, to the Company. Your exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

8. Payment Forms. When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents. Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise. To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes. The Company will provide the forms necessary to make such a cashless exercise. The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

9. Responsibility for Taxes.

9.1 Regardless of any action taken by the Company or, if different, the Parent, Subsidiary or Affiliate that employs you or for which you otherwise provide Service (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company or the Service Recipient in its discretion to be an appropriate charge to you even if legally applicable to the Company or the Service Recipient (“Tax‑Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of your Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of your Option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

9.2 You agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, prior to exercise of your Option or other relevant taxable or tax withholding event, as applicable, to satisfy any tax withholding obligation related to all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any tax withholding obligation related to all Tax-Related Items, if any, by one or a combination of the following:

a)
withholding from your wages, salary or other cash compensation payable to you by the Company and/or the Service Recipient;
b)
withholding from proceeds of the sale of Shares acquired upon exercise of your Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent);
c)
withholding Shares to be issued upon exercise of your Option; or

d)
any other method of withholding determined by the Company and permitted by applicable law.

9.3 The Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, you may seek a refund from the applicable tax authorities. In the event of under-withholding, you may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, you are deemed to have been issued the full number of Shares for which this Option was exercised, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if you fail to comply with your obligations in connection with the Tax-Related Items.

9.4 If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition.

10. Transfer Restrictions and Right of First Refusal. In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, you will be subject to the “Transfer Restrictions” set forth in this Section 10, and the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

10.1 You shall not sell, assign, pledge or otherwise transfer (each, a “Transfer”) any Shares or any right or interest therein (such Shares or right or interest therein, including without limitation this Option, collectively the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Company, evidenced by a writing approved by the Board (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:

a)
Your Transfer of any or all Securities held either during your lifetime or on death by will or intestacy (1) to your Immediate Family, (2) to any custodian or trustee for the account or the benefit of your Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by you, members of your Immediate Family or any trust for the account or benefit of your Immediate Family;
b)
Your bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section 10; or

c)
Your Transfer of any or all of your Securities to the Company;

provided that with respect to Transfers pursuant to subsections (a) and (b) above, the transferee shall receive and hold such Shares subject to the provisions of this Section 10, and there shall be no further Transfer of such Shares except in accord with this Section 10. The provisions of this Section 10 may be waived with respect to any Transfer, upon the written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those Shares to be Transferred by any Transferring stockholder). The provisions of this Section 10 shall terminate immediately prior to the date of the closing of a firm commitment underwritten public offering of the Company’s Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act. Any Transfer, or purported Transfer, of Securities of the Company shall be null and void unless the terms, conditions and provisions of this Section 10 are strictly observed and followed. The restrictions contained in this Section 10 shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Company’s bylaws or pursuant to applicable securities laws.

11. Resale Restrictions/Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

12. Transfer of Option. Prior to your death, only you may exercise this Option. This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by you to a revocable trust or to one or more family members or to a trust established for your benefit and/or one or more of your family members to the extent permitted by the Plan.

13. Retention Rights. This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

14. Stockholder Rights. Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

15. Adjustments. In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be treated as the Board determines in the event the Company is subject to a merger, liquidation or reorganization as set forth in the Plan.

16. Legends. All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE COMPANY’S STOCK PLAN AND A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH PLAN AND AGREEMENT PROVIDE FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH such transfer restrictions. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

17. Tax Disclaimer.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option. The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation. For your information, a memorandum that briefly summarizes current U.S. federal income tax law relating to certain aspects of stock options is attached hereto as Exhibit C. Please note that this memorandum does not purport to be complete. Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you or for any tax or financial consequences that you may incur in connection with your Option.

In addition, as noted in Exhibit C, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences under Section 409A of the Code. The Board has made a good faith determination that the exercise price per share of the Option is not less than the fair market value of the Shares underlying your Option on the Date of Grant. It is possible, however, that the Internal Revenue Service could later challenge that determination and assert that the fair market value of the Shares underlying your Option was greater on the Date of Grant than the exercise price determined by the Board, which could result in immediate income tax upon the vesting of your Option (whether or not exercised) and a 20% tax penalty, as well as the loss of incentive stock option status (if applicable). The Company gives no assurance that such adverse tax consequences will not occur and specifically assumes no responsibility therefor. By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you. YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

18. The Plan and Other Agreements. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Option Agreement are defined in the Notice of Grant or the Plan. The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

19. Miscellaneous Provisions.

19.1 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

19.2 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

19.3 You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

19.4 You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

19.5 You consent to the collection, use and transfer of personal data as described in this Subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection by contacting the Human Resources Department of the Company in writing.

20. Applicable Law; Venue. This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions). The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court for the area in which the Company’s headquarters is located.

[Remainder of Page Intentionally Left Blank]

Exhibit A

Form of Exercise Notice

Netskope, Inc.

2022 Stock Incentive Plan

Notice of Exercise and Common Stock Purchase Agreement

THIS AGREEMENT is dated as of _______________, between Netskope, Inc. (the “Company”), and [Name of Optionee] (“Purchaser”).

WITNESSETH:

WHEREAS, the Company granted Purchaser a stock option on [Date of Grant] (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Number of Shares] shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Netskope, Inc. 2022 Stock Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

1. Purchase of Shares.

1.1 Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company’s common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement. Payment shall be delivered at the Closing, as such term is defined below.

1.2 The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

2. Adjustment of Shares. Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other cash or property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Transfer Restriction and Right of First Refusal, as defined

A-1

below, with the same force and effect as the shares subject to the Transfer Restriction and Right of First Refusal. Appropriate adjustments shall be made to the number and/or class of shares subject to the Transfer Restriction and Right of First Refusal to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Transfer Restriction and Right of First Refusal may be enforced or exercised by the Company’s successor.

3. Transfer Restriction and Right of First Refusal. Purchaser acknowledges that the Shares received under this Agreement are subject to the transfer restriction set forth in Section 12.1 of the Plan (as may be amended from time to time) (the “Transfer Restriction”). In addition, before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company pursuant to the right of first refusal contained in the Company’s bylaws, as amended from time to time, and in the absence of any such provision in the bylaws, then in accordance with the following (the “Right of First Refusal”):

3.1 Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

3.2 Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares. The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the price specified in the Notice consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the shares as determined in good faith by the Company. An election to purchase shall be made by written notice to Purchaser. Payment for shares purchased pursuant to this Section 3 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

3.3 If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in Section 3.2, Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound. The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this

A-2

Agreement, including the Company’s Right of First Refusal, and shall execute and file with the Secretary of the Company a copy of the attached Annex I.

3.4 Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 3.

3.5 Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

3.6 Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 3 shall have any right under this Section 3 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

3.7 This Section 3 shall not apply to a transfer, including by will or intestate succession, to one or more members of Purchaser’s Immediate Family or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser. The transferee shall execute a copy of the attached Annex I and file the same with the Secretary of the Company.

3.8 In the event of any transfer by operation of law or other involuntary transfer (including death, whether by will or intestate succession, or divorce, but excluding a transfer to Immediate Family as set forth in Section 3.7 above) of all or a portion of the shares of Common Stock by the record holder thereof, the Company’s Right of First Refusal shall consist of an option to purchase all of the shares transferred at the greater of the purchase price paid by the Purchaser pursuant to this Agreement or the Fair Market Value of the shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the shares.

3.9 Notwithstanding anything to the contrary set forth in this Agreement, Purchaser hereby agrees to be bound by any and all restrictions on the transfer of shares of Common Stock as set forth in the Company’s bylaws (as may be amended from time to time) and that such transfer restrictions shall supersede all other agreements, whether written or oral, in place by and between the Company and Purchaser regarding the transfer of the shares of Common Stock.

4. Purchaser’s Rights After Exercise of Right of First Refusal. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such shares are

A-3

to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

5. Legend of Shares. All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE COMPANY’S STOCK PLAN AND A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH PLAN AND AGREEMENT PROVIDE FOR CERTAIN TRANSFER RESTRICTIONS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH such transfer restrictions. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

A-4

6. Purchaser’s Investment Representations.

6.1 This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

6.2 Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

6.3 Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 3 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

6.4 With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

6.5 Purchaser understands that if the Company does not register with the U.S. Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities

A-5

Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

7. No Duty to Transfer in Violation of This Agreement. The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.

8. Rights of Purchaser.

8.1 Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

8.2 Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

9. Approved Sale.

Purchaser hereby agrees that in connection with any Change in Control approved by the Board, Purchaser shall:

9.1 if stockholder approval is required, vote Purchaser’s Shares in favor of the transactions constituting such Change in Control, and in opposition to any and all other proposals that could reasonably be expected to delay or jeopardize the consummation thereof;

9.2 if the Change in Control requires the sale of Shares by Purchaser, sell Purchaser’s Shares on the same terms and conditions, and in the same proportion, as approved by the Board; and

9.3 refrain from exercising any dissenters’ rights or rights of appraisal under applicable law with respect to such transactions.

Purchaser further agrees to execute and deliver all reasonably required documentation and take such other action as is reasonably requested in order to consummate the transactions constituting such Change in Control.

A-6

10. Waiver of Statutory Information Rights. Purchaser hereby acknowledges and agrees that until the first sale of the Company’s Common Stock to the public pursuant to an effective registration statement filed under the Securities Act, Purchaser will be deemed to have waived any rights that Purchaser might otherwise have had under Section 220 of the Delaware General Corporation Law, or any other similar applicable law (including, but not limited to, California Corporations Code Section 1601), to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in Purchaser’s capacity as a stockholder and does not affect any other inspection rights Purchaser may have under other law or pursuant to a written agreement with the Company.

11. Resale Restrictions/Market Stand-Off. Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

12. Other Necessary Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

A-7

13. Notice. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

14. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Transfer Restrictions or Right of First Refusal described herein shall not constitute a waiver of any other Transfer Restriction or Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

15. Applicable Law; Venue. This Agreement and all disputes or controversies arising out of or relating thereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware as to matters within the scope thereof, and as to all other matters, the internal laws of the State of California, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of any state. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court for the area in which the Company’s headquarters is located.

16. No State Qualification. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

17. No Oral Modification. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

18. Entire Agreement. This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

[Signature Page Follows]

A-8

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:	PURCHASER:
Netskope, Inc.

By	By
Name:	Name: [Name of Optionee]
Title:

NETSKOPE, INC.

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

SIGNATURE PAGE

Annex I

Acknowledgment of and Agreement to be Bound
by the Notice of Exercise and
Common Stock Purchase Agreement of
Netskope, Inc.

The undersigned, as transferee of shares of Netskope, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Netskope, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:	By
(Signature of Transferee)

Name:
(Printed Name of Transferee)

Netskope, Inc.

Notice of Exercise and Common Stock Purchase Agreement

Annex I

EXHIBIT B

APPENDIX

TO

NETSKOPE, INC.

2022 STOCK INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan, the Notice of Stock Option Grant and/or the Global Stock Option Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern this Option if you reside and/or work in one of the countries listed below.

If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the additional terms and conditions contained herein apply to you.

Notifications

This Appendix may also include information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control and other laws in effect in the respective countries as of April 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you should not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date by the time your Option vests, you exercise your Option or you sell any Shares acquired under the Plan.

In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the applicable laws in your country may apply to your situation.

Finally, you understand that if you are a citizen or resident of a country other than the one in which you currently reside and/or work, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the information contained herein may not apply to you in the same manner.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 9 of the Option Agreement:

Without limitation to Section 9 of the Option Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision may not apply to you if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by you within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to you on which additional income tax and National Insurance Contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may obtain from you by any of the means referred to in the Plan or Section 9 of the Option Agreement.

Section 431 Election. As a condition of participation in the Plan and the exercise of this Option, you agree that, jointly with the Service Recipient, you will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that you will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of this Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). You must enter into the form of election, which is attached to this Appendix (Attachment 1 to Appendix for the United Kingdom), concurrent with the execution of the Agreement.

NIC Joint Election. As a condition of your participation in the Plan and the exercise of this Option or receipt of any benefit in connection with this Option, you agree to accept any liability for secondary Class 1 NICs that may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with this Option and any event giving rise to Tax-Related Items (the “Employer’s Liability”). Without prejudice to the foregoing, you agree to enter into the joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”) and attached to this Appendix (Attachment 2 to Appendix for the United Kingdom), and any other required consent or elections. You further agree to enter into such other Joint Elections as may be required between you and any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of the Joint Election. You further agree that the Company and/or the Service Recipient may collect the Employer’s Liability from you by any of the means set forth in Section 9 of the Option Agreement.

You must enter into the form of election, which is attached to this Appendix, concurrent with the execution of the Option Agreement. If you do not enter into the Joint Election prior to the exercise of this Option or any other event giving rise to Tax-Related Items, you will not be entitled to exercise in this Option and receive Shares (or receive any benefit in connection with this Option) unless and until you enter into the Joint Election, and no Shares or other benefit will be issued to you under the Plan, without any liability to the Company or the Service Recipient.

Attachment to Appendix for the United Kingdom

Important Note on the Section 431 Election and
Joint Election to Transfer Employer National Insurance Contributions

By accepting this Option through the Company’s online acceptance procedure (or by signing the Option Agreement), you are agreeing to be bound by the terms of the Joint Election to Transfer Employer National Insurance Contributions (“NICs Joint Election”) and the Section 431 Election (together, the “Elections”). You should read the terms of the NICs Joint Election and the Section 431 Election carefully before accepting the Option Agreement, including the NICs Joint Election and the Section 431 Election.

You understand and agree that regardless of how you have accepted this Option, the Company or the Service Recipient may still require you to separately electronically sign to accept each Election or to sign a paper copy of each Election (or a substantially similar form(s)) if the Company determines such is necessary to give effect to the NICs Joint Election and/or the Section 431 Election.

By entering into the NICs Joint Election:

•
You are agreeing that any employer's NICs liability that may arise in connection with the exercise of this Option or the acquisition of Shares or other taxable events in connection with this Option will be transferred to you; and
•
You are authorizing the Company and/or the Service Recipient to recover an amount sufficient to cover this liability by any method set forth in the Option Agreement and/or the NICs Joint Election, including but not limited to deductions from your salary or other payments due or sale of sufficient Shares acquired pursuant to this Option.

By entering into the Section 431 Election:

•
You are agreeing that you will be subject to income tax and, where applicable, NICs on the spread at exercise of this Option based on the full, unrestricted market value of the Shares that you acquire pursuant to the exercise of this Option.

Please print and keep a copy of the Elections for your records.

Attachment 1 to Appendix for the United Kingdom

Section 431 Joint Election Form

Joint Election under s431 ITEPA 2003

for full or partial disapplication of

Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.
Between

The employee who has obtained access to this joint election (the “Employee”)

and

the Company (who is the Employee's employer)	Netskope Uk LTD

of Company Registration Number	9010620

2.
Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.
Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	All securities

Description of securities	Common Stock

Name of issuer of securities	Netskope, Inc.

to be acquired by the Employee on or after the date of this Election under the terms of the Netskope, Inc. 2022 Equity Incentive Plan.

4.
Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

5.
Declaration

This election will become irrevocable upon the later of it is signed or accepted electronically or the acquisition and each subsequent acquisition of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

……………………………………….. …./…./……….
Signature (Employee) Date

………………………………………. …./…../………
Signature (for and on behalf of the Company) Date

………………………….………………
Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Attachment 2 to Appendix for the United Kingdom

Election to Transfer the Employer’s Liability for

National Insurance Liability to the Employee

(UK Employees)

1.
Parties

This Election is between:

(A)
The individual who has gained authorized access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive and may have received stock options (“Options”) and/or restricted stock units (“RSUs”) (each an “Award” and together, the “Awards”) pursuant to the terms and conditions of the Netskope, Inc. 2022 Stock Incentive Plan (the “Plan”), and
(B)
Netskope, Inc. of 2445 Augustine Drive, 3rd Floor, Santa Clara, CA 95054 (the “Company”), which may grant Options and/or RSUs under the Plan and is entering into this Election on behalf of the Employer.
2.
Purpose of Election
2.1.
This Election relates to all Awards granted to Employee under the Plan up to the termination date of the Plan.
2.2.
In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which Employer’s National Insurance Contributions becomes due is defined as:

(i)
an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);
(ii)
an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or
(iii)
any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:
(A)
the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)
the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);
(C)
the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3.
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.
2.4.
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.
2.5.
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).
2.6.
Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award agreement. This Election will have effect in respect of the Awards and any awards which replace the Awards following their grant in circumstances where section 483 of ITEPA applies.
3.
Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by electronically accepting or by signing this Election, or by accepting the Awards, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.
Payment of the Employer’s Liability
4.1.
The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:
(i)
by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)
directly from the Employee by payment in cash or cleared funds; and/or
(iii)
by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or
(iv)
where the proceeds of the gain are to be paid through a third party, by that party withholding an amount from the payment or selling some of the securities which the Employee is entitled to receive in respect of the Awards; and/or
(v)
by any other means specified in the applicable Award agreement.
4.2.
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.
4.3.
The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).
5.
Duration of Election
5.1.
The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.
5.2.
This Election will continue in effect until the earliest of the following:
(i)
the Employee and the Company agree in writing that it should cease to have effect;
(ii)
on the date the Company serves written notice on the Employee terminating its effect;
(iii)
on the date HM Revenue and Customs withdraws approval of this Election; or
(iv)
after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.
5.3.
This Election will continue in full force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, as a condition of exercising the Options and/or settlement of the RSUs, by electronically accepting or signing this Election and/or by accepting the Awards (whether by signing the Award Agreement or via the Company’s designated electronic acceptance procedures), the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by arranging for the signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

[INSERT SIGNATURE]

By:	[Name]
[Title]

Schedule of Employer Companies

The following Employer(s) shall be covered by the Joint Election:

Netskope UK LTD

Address:	Suite 4, 7th Floor 50 Broadway London SW1H 0DB United Kingdom
Company Registration Number:	09010620
Corporation Tax Number:	9205320077
PAYE Reference:	120/GB07439

Exhibit C

U.S. Federal Tax Information

(Last updated November 2021)

The following memorandum briefly summarizes current U.S. federal income tax law. The discussion is intended to be used solely for general information purposes and does not make specific representations to any participant. A taxpayer’s particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the U.S. federal income tax laws and regulations are revised frequently and may change again in the future, and the Company undertakes no obligation to update this memorandum. Each participant is urged to consult a tax advisor, both with respect to U.S. federal income tax consequences as well as any foreign, state or local tax consequences, before exercising any option or before disposing of any shares of stock acquired under the Plan.

Initial Grant of Options

The grant of an option, whether a nonqualified or nonstatutory stock option (“NSO”) or an incentive stock option (“ISO”), is not a taxable event for the optionee, and the Company obtains no deduction for the grant of the option. Note, however, that under Section 409A of the Internal Revenue Code, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences, including immediate income tax upon the vesting of the option (whether or not exercised) and a 20% tax penalty.

Nonqualified or Nonstatutory Stock Options

The exercise of an NSO is a taxable event to the optionee. The amount by which the fair market value of the shares on the date of exercise exceeds the exercise price (the “spread”) will be taxed to the optionee as ordinary income. The spread will also be considered “wages” for purposes of FICA taxes. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee from the exercise of the option that is reported to the IRS by the optionee or the Company. In general, the optionee’s tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

The capital gains tax rules are complex. If shares are held for more than one year, the maximum tax rate on the gain may be up to twenty percent (20%) to the extent that a taxpayer’s income exceeds certain thresholds. Higher income taxpayers may also be subject to a Medicare tax of 3.8% on some or all of their investment income, including capital gain income, if their income (both earned and investment) exceeds certain threshold amounts. Because the rules are complex and can vary in individual circumstances, each participant should consider consulting his or her own tax advisor.

If an optionee exercises an NSO and pays the exercise price with previously acquired shares of stock, special rules apply. The transaction is treated as a tax-free exchange of the old shares for the same number of new shares, except as described below with respect to shares acquired pursuant to ISOs. The optionee’s basis in the new shares is the same as his or her basis in the old shares, and the capital gains holding period runs without interruption from the date when the old shares were acquired. The value of any new shares received by the optionee in excess of the number of old shares surrendered minus any cash the optionee pays for the new shares will be taxed as ordinary income. The optionee’s basis in the additional shares is equal to the fair market value of such shares on the date the shares were transferred, and the capital gain holding period commences on the same date. The effect of these rules is to defer recognition of any gain in the old shares when those shares are used to buy new shares. Stated differently, these rules allow an optionee to finance the exercise of an NSO by using shares of stock that he or she already owns, without paying current tax on any unrealized appreciation in those old shares.

Incentive Stock Options

The holder of an ISO will not be subject to U.S. federal income tax upon the exercise of the ISO, and the Company will not be entitled to a tax deduction by reason of such exercise, provided that the holder is employed by the Company on the exercise date (or the holder’s employment terminated within the three (3) months preceding the exercise date). Exceptions to this exercise timing requirement apply in the event the optionee dies or becomes disabled. A subsequent sale of the shares received upon the exercise of an ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares, provided that the sale occurs more than one (1) year after the exercise of the ISO and more than two (2) years after the grant of the ISO. In general, if a sale or disposition of the shares occurs prior to satisfaction of the foregoing holding periods (referred to as a “disqualifying disposition”), the optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction, generally equal to the amount of ordinary income recognized by the optionee from the disqualifying disposition that is reported to the IRS by the optionee or the Company.

Favorable tax treatment is accorded to an optionee only to the extent that the value of the shares (determined at the time of grant) covered by an ISO first exercisable in any single calendar year does not exceed one hundred thousand dollars ($100,000). If ISOs for shares whose aggregate value exceeds one hundred thousand dollars ($100,000) become exercisable in the same calendar year, the excess will be treated as NSOs.

A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods, then the surrender of such shares to fund the exercise of the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax treatment with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

Where the applicable holding period requirements have been met, the use of previously acquired shares of stock to pay all or a portion of the exercise price of an ISO may offer significant tax advantages. In particular, a deferral of the recognition of any appreciation in the surrendered shares is available in the same manner as discussed above with respect to NSOs.

Alternative Minimum Tax

Alternative minimum tax is paid when such tax exceeds a taxpayer’s regular U.S. federal income tax. Alternative minimum tax is calculated based on alternative minimum taxable income, which is taxable income for U.S. federal income tax purposes, modified by certain adjustments and increased by tax preference items.

The “spread” under an ISO—that is, the difference between (a) the fair market value of the shares of stock at exercise and (b) the exercise price—is classified as alternative minimum taxable income for the year of exercise. Alternative minimum taxable income may be subject to the alternative minimum tax. However, if the shares of stock purchased upon the exercise of an ISO are sold in the same taxable year in which they are acquired, then the amount includible in the taxpayer’s alternative minimum taxable income will in no event exceed the amount realized upon such sale less the option exercise price paid for those shares.

In general, when a taxpayer sells stock acquired through the exercise of an ISO, only the difference between the fair market value of the shares on the date of exercise and the date of sale is used in computing any alternative minimum tax for the year of the sale. The portion of a taxpayer’s alternative minimum tax attributable to certain items of tax preference (including the spread upon the exercise of an ISO) can be credited against the taxpayer’s regular liability in later years subject to certain limitations.

Withholding Taxes

Exercise of an NSO produces taxable income which is subject to withholding. The Company will not deliver shares to the optionee unless the optionee has agreed to satisfactory arrangements for meeting all applicable U.S. federal, state and local withholding tax requirements.

U.S. federal tax law does not require unrecognized gain on exercise of an ISO to be treated as “wages” for the purposes of FICA taxes.

THIS TAX SUMMARY IS GENERAL IN NATURE AND SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Early Exercise

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

Netskope, Inc.
2022 Stock Incentive Plan
Notice of Stock Option Grant

Netskope, Inc. (the “Company”) hereby grants you the following option (the “Option”) to purchase shares of its common stock (“Shares”) under the Company’s 2022 Stock Incentive Plan (the “Plan”). The Option is subject to the terms and conditions set forth in this Notice of Stock Option Grant (the “Notice of Grant”), and the Global Stock Option Agreement, including any terms and conditions for your country set forth in the appendix attached thereto as Exhibit B (the “Appendix” and together with the Notice and the Global Stock Option Agreement, the “Agreement”) and the Plan, which are attached to and incorporated in their entirety into this Notice of Grant.

Date of Grant:	«Grant_Date»
Name of Optionee:	«Name»
Number of Option Shares:	«Number_of_Shares»
Exercise Price per Share:	$_____
Vesting Start Date:	«VestingStart_Date»
Type of Option:	«ISO_NSO»
Vesting Schedule:

Subject to the terms and conditions set forth in Section 2 of the Global Stock Option Agreement, [the Option vests over four years. The Option vests with respect to the first 25% of the total Option Shares when the Optionee completes 12 months of continuous Service [as an Employee or Consultant][as a Director] after the Vesting Start Date, and with respect to an additional 1/48th of the total Option Shares when the Optionee completes each full month of continuous Service [as an Employee or Consultant][as a Director] thereafter.]

Fractional vested Shares shall be rounded down to the nearest whole number at all times.

By signing this document, which may be accomplished by e-signature or other electronic indication of acceptance, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in this Notice of Grant and the attached Global Stock Option Agreement (including the Appendix and any additional attachments), the Plan document and the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that this Notice of Grant, the Global Stock Option Agreement (including the Appendix and any additional attachments) and the Plan constitute the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this document and that you have either consulted such counsel or voluntarily declined to consult such counsel.

OPTIONEE:	COMPANY:

Netskope, Inc.

By:	By:
Name: [Name of Optionee]	Name:
Title:
Address:

Netskope, Inc.

Notice of Stock Option Grant

Signature Page

Netskope, Inc.
2022 Stock Incentive Plan
Global Stock Option Agreement

1. Kind of Option. This Option is intended to be either an incentive stock option intended to meet the requirements of Section 422 of the Code (an “ISO”) or a non-statutory option (an “NSO”), which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant. Even if this Option is designated as an ISO, it shall be deemed to be an NSO to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

2. Vesting. Subject to the terms and conditions of the Plan and this Global Stock Option Agreement (the “Option Agreement”), your Option and the Shares shall vest in accordance with the schedule set forth in the Notice of Stock Option Grant. If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates, except as otherwise provided under the Plan. If your Option is granted in consideration of your Service as an Outside Director, after your Service as a member of the Board of the Company, a Parent or Subsidiary (a “Director”) terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as a Director terminates, except as otherwise provided under the Plan.

3. Term. Your Option will expire in any event at the close of business at Company headquarters on the date that is ten (10) years after the Date of Grant; provided, however, that if your Option is an ISO it will expire five (5) years after the Date of Grant if you are a Ten-Percent Stockholder of the Company (the “Expiration Date”). Also, your Option will expire earlier if your Service terminates, as described below.

4. Regular Termination.

4.1 If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service. During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

4.2 If your Option is an ISO and you exercise it more than three months after termination of your Service as an Employee for any reason other than death or Disability expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will cease to be eligible for ISO tax treatment.

4.3 Your Option will cease to be eligible for ISO tax treatment if you exercise it more than three months after the first day following three months of a bona fide leave of absence approved by the Company, unless you return to employment immediately upon termination of such leave or your right to reemployment after your leave was guaranteed by statute or contract.

5. Death. If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death. During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

6. Disability.

6.1 If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability. “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Company; provided, however, that the Company has no obligation to investigate whether Disability is applicable unless you or your representative put the Company on notice within ninety (90) days after your termination of Service. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

6.2 If your Option is an ISO and your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three (3) months following the termination of your Service as an Employee.

7. Exercising Your Option. To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A. You must submit this form, together with full payment, to the Company. Your exercise will be effective when it is received by the Company. If you exercise your Option prior to vesting as provided in Section 8, you must also sign an Assignment Separate from Certificate attached as Annex II. If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

8. Exercise of Option Before Vesting.

If you wish, you may exercise your Option before it is vested (“Early Exercise”). The Company may in its sole and absolute discretion prohibit you from undertaking an Early Exercise at any time prior to the expiration of six (6) months from the Date of Grant. Your Option Shares will be subject to a repurchase right which shall lapse according to the same vesting schedule applicable had you not exercised your Option. The repurchase right allows the Company to repurchase the unvested Shares for the Exercise Price per Share paid by you for such Shares pursuant to the Exercise Notice. If you exercise this Option before it is vested, you should consider making an election under Section 83(b) of the Internal Revenue Code (the “83(b) Election”), a form of which can be found in Exhibit C. Please review the document entitled “U.S. Federal Tax Information” attached as Exhibit D. A general explanation of Early Exercise can be found on page D-3 of Exhibit D. The 83(b) Election must be filed within thirty (30) days after the date you exercise all or any portion of your Option in which you are not vested.

BY PROVIDING THE FORM OF 83(b) ELECTION, THE COMPANY DOES NOT THEREBY UNDERTAKE TO FILE THE ELECTION FOR YOU, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH YOU.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE EXERCISING PRIOR TO VESTING.

9. Payment Forms. When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents. Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise. To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes. The Company will provide the forms necessary to make such a cashless exercise. The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

10. Responsibility for Taxes.

10.1 Regardless of any action taken by the Company or, if different, the Parent, Subsidiary or Affiliate that employs you or for which you otherwise provide Service (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company or the Service Recipient in its discretion to be an appropriate charge to you even if legally applicable to the Company or the Service Recipient (“Tax‑Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of your Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of your Option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

10.2 You agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, prior to exercise of your Option or other relevant taxable or tax withholding event, as applicable, to satisfy any tax withholding obligation related to all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any tax withholding obligation related to all Tax-Related Items, if any, by one or a combination of the following:

a)
withholding from your wages, salary or other cash compensation payable to you by the Company and/or the Service Recipient;
b)
withholding from proceeds of the sale of Shares acquired upon exercise of your Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent);
c)
withholding Shares to be issued upon exercise of your Option; or
d)
any other method of withholding determined by the Company and permitted by applicable law.

10.3 The Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, you may seek a refund from the applicable tax authorities. In the event of under-withholding, you may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, you are deemed to have been issued the full number of Shares for which this Option was exercised, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if you fail to comply with your obligations in connection with the Tax-Related Items.

10.4 If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition.

11. Transfer Restrictions and Right of First Refusal. In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, you will be subject to the “Transfer Restrictions” set forth in this Section 11, and the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

11.1 You shall not sell, assign, pledge or otherwise transfer (each, a “Transfer”) any Shares or any right or interest therein (such Shares or right or interest therein, including without limitation this Option, collectively the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Company (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:

a)
Your Transfer of any or all Securities held either during your lifetime or on death by will or intestacy (1) to your Immediate Family, (2) to any custodian or trustee for the account or the benefit of your Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by you, members of your Immediate Family or any trust for the account or benefit of your Immediate Family;
b)
Your bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section 11; or
c)
Your Transfer of any or all of your Securities to the Company;

provided that with respect to Transfers pursuant to subsections (a) and (b) above, the transferee shall receive and hold such Shares subject to the provisions of this Section 11, and there shall be no further Transfer of such Shares except in accord with this Section 11. The provisions of this Section 11 may be waived with respect to any Transfer, upon the written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those Shares to be Transferred by any Transferring stockholder). The provisions of this Section 11 shall terminate immediately prior to the date of the closing of a firm commitment underwritten public offering of the Company’s Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act. Any Transfer, or purported Transfer, of Securities of the Company shall be null and void unless the terms, conditions and provisions of this Section 11 are strictly observed and followed. The restrictions contained in this Section 11 shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Company’s bylaws or pursuant to applicable securities laws.

12. Resale Restrictions/Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

13. Transfer of Option. Prior to your death, only you may exercise this Option. This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by you to a revocable trust or to one or more family members or to a trust established for your benefit and/or one or more of your family members to the extent permitted by the Plan.

14. Retention Rights. This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

15. Stockholder Rights. Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

16. Adjustments. In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be treated as the Board determines in the event the Company is subject to a merger, liquidation or reorganization as set forth in the Plan.

17. Legends. All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL, STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL, STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE COMPANY’S STOCK PLAN AND A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH PLAN AND AGREEMENT PROVIDE FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN

ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH such transfer restrictions. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

18. Tax Disclaimer.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option. The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation. For your information, a memorandum that briefly summarizes current U.S. federal income tax law relating to certain aspects of stock options is attached hereto as Exhibit D. Please note that this memorandum does not purport to be complete. Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you or for any tax or financial consequences that you may incur in connection with your Option.

In addition, as noted in Exhibit D, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences under Section 409A of the Code. The Board has made a good faith determination that the exercise price per share of the Option is not less than the fair market value of the Shares underlying your Option on the Date of Grant. It is possible, however, that the Internal Revenue Service could later challenge that determination and assert that the fair market value of the Shares underlying your Option was greater on the Date of Grant than the exercise price determined by the Board, which could result in immediate income tax upon the vesting of your Option (whether or not exercised) and a 20% tax penalty, as well as the loss of incentive stock option status (if applicable). The Company gives no assurance that such adverse tax consequences will not occur and specifically assumes no responsibility therefor. By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you. YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

19. The Plan and Other Agreements. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Option Agreement are defined in the Notice of Grant or the Plan. The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

20. Miscellaneous Provisions.

20.1 You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

20.2 The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

20.3 You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

20.4 You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

20.5 You consent to the collection, use and transfer of personal data as described in this Subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection by contacting the Human Resources Department of the Company in writing.

21. Applicable Law; Venue. This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions). The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court for the area in which the Company’s headquarters is located.

[Remainder of Page Intentionally Left Blank]

Exhibit A

Netskope, Inc.
2022 Stock Incentive Plan
Notice Of Exercise And Common Stock Purchase Agreement

THIS AGREEMENT is dated as of _______________, between Netskope, Inc. (the “Company”), and [Name of Optionee] (“Purchaser”).

WITNESSETH:

WHEREAS, the Company granted Purchaser a stock option on [Date of Grant] (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Number of Shares] shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Netskope, Inc. 2022 Stock Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

1. Purchase of Shares.

Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company’s common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement. Payment shall be delivered at the Closing, as such term is defined below.

The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

2. Repurchase Right. All shares of Common Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of the Option Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).

3. Exercise of Repurchase Right.

3.1.
Upon termination of Purchaser’s Services to the Company (the “Termination Date”), the Company shall have the right to purchase from Purchaser all Subject Shares as of the Termination Date. The Company shall be deemed to have exercised its Repurchase Right automatically for all Subject Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Subject Shares pursuant to Section 16 that it will not exercise its Repurchase Rights as to some or all of the Subject Shares.
3.2.
The repurchase price per share shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement. The Repurchase Right shall lapse with respect to the Subject Shares in accordance with the vesting schedule in the Option Agreement.
3.3.
The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser the repurchase price determined according to this Section 3, above. The repurchase price shall be paid, at the option of the Company, by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

4. Waiver, Assignment, Expiration of Repurchase Right. If the Company determines not to exercise the Repurchase Right as to all or a portion of the Subject Shares, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right. The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 3 above, notify Purchaser of the number of Subject Shares subject to the Repurchase Right assigned to such stockholders and shall notify both Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date. In the event that the Company and/or such assignees elect not to exercise the Repurchase Right as to all or part of the Subject Shares, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have elected not to purchase.

5. Escrow Of Shares.

5.1.
To ensure that Purchaser’s unvested Shares are delivered to the Company upon its exercise of its Repurchase Right, Purchaser agrees at the Closing under this Agreement, to deliver to and deposit with the escrow agent (the “Escrow Agent”) named in the Joint Escrow Instructions attached as Annex I, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Purchaser (with date and number of shares in blank) in the form attached as Annex II. The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

5.2.
Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent shall deliver to Purchaser certificates representing so many shares of Common Stock as are no longer subject to the Repurchase Right (less such shares as have been previously delivered). Ninety (90) days after the Termination Date, the Company shall direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Right (less such shares as have been previously delivered).

6. Adjustment of Shares. Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other cash or property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Transfer Restriction, Repurchase Right and the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Transfer Restriction, Repurchase Right and the Right of First Refusal. While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company. Appropriate adjustments shall also be made to the number and/or class of shares subject to the Transfer Restriction, Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Transfer Restriction, Repurchase Right and Right of First Refusal may be enforced or exercised by the Company’s successor.

7. Transfer Restriction and Right of First Refusal. Purchaser acknowledges that the Shares received under this Agreement are subject to the transfer restriction set forth in Section 12.1 of the Plan (as may be amended from time to time) (the “Transfer Restriction”). In addition, before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company pursuant to the right of first refusal contained in the Company’s bylaws, as amended from time to time, and in the absence of any such provision in the bylaws, then in accordance with the following (the “Right of First Refusal”):

7.1.
Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

7.2.
Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares. The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the price specified in the Notice consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the shares as determined in good faith by the Company. An election to purchase shall be made by written notice to Purchaser. Payment for shares purchased pursuant to this Section 7 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.
7.3.
If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in Section 7.2, Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound. The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal, and shall execute and file with the Secretary of the Company a copy of the attached Annex II.
7.4.
Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 7.
7.5.
Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.
7.6.
Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).
7.7.
This Section 7 shall not apply to a transfer, including by will or intestate succession, to one or more members of Purchaser’s Immediate Family or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser. The transferee shall execute a copy of the attached Annex II and file the same with the Secretary of the Company.

7.8.
In the event of any transfer by operation of law or other involuntary transfer (including death, whether by will or intestate succession, or divorce, but excluding a transfer to Immediate Family as set forth in Section 7.7 above) of all or a portion of the shares of Common Stock by the record holder thereof, the Company’s Right of First Refusal shall consist of an option to purchase all of the shares transferred at the greater of the purchase price paid by the Purchaser pursuant to this Agreement or the Fair Market Value of the shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the shares.
7.9.
Notwithstanding anything to the contrary set forth in this Agreement, Purchaser hereby agrees to be bound by any and all restrictions on the transfer of shares of Common Stock as set forth in the Company’s bylaws (as may be amended from time to time) and that such transfer restrictions shall supersede all other agreements, whether written or oral, in place by and between the Company and Purchaser regarding the transfer of the shares of Common Stock.

8. Purchaser’s Rights After Exercise of Repurchase Right or Right of First Refusal. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

9. Legend of Shares. All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE COMPANY’S STOCK PLAN AND A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH PLAN AND AGREEMENT PROVIDE FOR CERTAIN TRANSFER RESTRICTIONS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE

RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH such transfer restrictions. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

10. Purchaser’s Investment Representations.

10.1.
This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.
10.2.
Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.
10.3.
Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 7 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.
10.4.
With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.
10.5.
Purchaser understands that if the Company does not register with the U.S. Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

11. No Duty to Transfer in Violation of This Agreement. The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.

12. Rights of Purchaser.

12.1.
Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.
12.2.
Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

13. Approved Sale. Purchaser hereby agrees that in connection with any Change in Control approved by the Board, Purchaser shall:

13.1.
if stockholder approval is required, vote Purchaser’s Shares in favor of the transactions constituting such Change in Control, and in opposition to any and all other proposals that could reasonably be expected to delay or jeopardize the consummation thereof;
13.2.
if the Change in Control requires the sale of Shares by Purchaser, sell Purchaser’s Shares on the same terms and conditions, and in the same proportion, as approved by the Board; and
13.3.
refrain from exercising any dissenters’ rights or rights of appraisal under applicable law with respect to such transactions.

Purchaser further agrees to execute and deliver all reasonably required documentation and take such other action as is reasonably requested in order to consummate the transactions constituting such Change in Control.

14. Waiver of Statutory Information Rights. Purchaser hereby acknowledges and agrees that until the first sale of the Company’s Common Stock to the public pursuant to an effective registration statement filed under the Securities Act, Purchaser will be deemed to have waived any rights that Purchaser might otherwise have had under Section 220 of the Delaware General Corporation Law, or any other similar applicable law (including, but not limited to, California Corporations Code Section 1601), to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in Purchaser’s capacity as a stockholder and does not affect any other inspection rights Purchaser may have under other law or pursuant to a written agreement with the Company.

15. Resale Restrictions/Market Stand-Off. Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the

Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

16. Other Necessary Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

17. Notice. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

18. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Transfer Restriction, Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Transfer Restriction, Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

19. Applicable Law; Venue. This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions). The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court for the area in which the Company’s headquarters is located.

20. No State Qualification. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

21. No Oral Modification. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

22. Entire Agreement. This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:	PURCHASER:
Netskope, Inc.

By	By
Name:	Name: [Name of Optionee]
Title:

Netskope, Inc.

Notice of Exercise and Common Stock Purchase Agreement

Signature Page

Annex I

Joint Escrow Instructions

______________, ____

To Secretary

Netskope, Inc.

[Address]

[Address]

Dear Sir or Madam:

As Escrow Agent for Netskope, Inc. (the “Company”), and [Name of Optionee] (the “Purchaser”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Purchaser and the certificate(s) of stock representing Purchaser’s unvested shares purchased in accordance with the terms of the notice of exercise and common stock purchase agreement (the “Agreement”) and stock option agreement (the “Option Agreement”) entered into between the Company and Purchaser, in accordance with the following instructions:

1.
In the event that the Company elects to exercise the Repurchase Right as described in Section 2 of the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.
2.
At the closing, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company. The Company shall simultaneously deliver to you the repurchase price for the number of shares being purchased pursuant to the exercise of the Repurchase Right.
3.
Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement. Purchaser irrevocably appoints you as his or her attorney‑in‑fact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions. Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.
4.
In accordance with the terms of Section 5 of the Agreement, you may, from time to time, deliver to Purchaser a certificate or certificates representing shares that are no longer subject to the Repurchase Right.
5.
This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

Notice of Exercise and Common Stock Purchase Agreement

Annex I – Page 1

6.
If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver them to Purchaser and shall be discharged from all further obligations under these Joint Escrow Instructions.
7.
Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.
8.
You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
9.
You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
10.
You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.
11.
You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
12.
You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.
13.
Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.
14.
If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

Notice of Exercise and Common Stock Purchase Agreement

Annex I – Page 2

15.
It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected. You are under no duty whatsoever to institute or defend against any such proceedings.
16.
Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.
17.
By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.
18.
This instrument shall be governed by and construed in accordance with the laws of the State of California.
19.
This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

Netskope, Inc.

By
Name:
Title:

ESCROW AGENT:	PURCHASER:

By	By
Name:	Name:	[Name of Optionee]

INSTRUCTIONS: YOU MUST SIGN THIS LETTER IF YOU ARE EXERCISING PRIOR TO VESTING (“EARLY EXERCISE”). IF YOU ARE NOT EARLY EXERCISING, DO NOT COMPLETE THIS FORM.

Notice of Exercise and Common Stock Purchase Agreement

Annex I – Page 3

Annex II

Acknowledgment of and Agreement to be Bound by
the Notice of Exercise and Common Stock Purchase Agreement
of Netskope, Inc.

The undersigned, as transferee of shares of Netskope, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Netskope, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:

By
(Signature of Transferee)

Name:
(Printed Name of Transferee)

Netskope, Inc.

Notice of Exercise and Common Stock Purchase Agreement

Annex II

EXHIBIT B

APPENDIX

TO

NETSKOPE, INC.

2022 STOCK INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan, the Notice of Stock Option Grant and/or the Global Stock Option Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern this Option if you reside and/or work in one of the countries listed below.

If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the additional terms and conditions contained herein apply to you.

Notifications

This Appendix may also include information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control and other laws in effect in the respective countries as of April 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you should not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date by the time your Option vests, you exercise your Option or you sell any Shares acquired under the Plan.

In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the applicable laws in your country may apply to your situation.

Finally, you understand that if you are a citizen or resident of a country other than the one in which you currently reside and/or work, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the information contained herein may not apply to you in the same manner.

B-1

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 9 of the Option Agreement:

Without limitation to Section 9 of the Option Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision may not apply to you if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by you within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to you on which additional income tax and National Insurance Contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may obtain from you by any of the means referred to in the Plan or Section 9 of the Option Agreement.

Section 431 Election. As a condition of participation in the Plan and the exercise of this Option, you agree that, jointly with the Service Recipient, you will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that you will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of this Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). You must enter into the form of election, which is attached to this Appendix (Attachment 1 to Appendix for the United Kingdom), concurrent with the execution of the Agreement.

NIC Joint Election. As a condition of your participation in the Plan and the exercise of this Option or receipt of any benefit in connection with this Option, you agree to accept any liability for secondary Class 1 NICs that may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with this Option and any event giving rise to Tax-Related Items (the “Employer’s Liability”). Without prejudice to the foregoing, you agree to enter into the joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”) and attached to this Appendix (Attachment 2 to Appendix for the United Kingdom), and any other required consent or elections. You further agree to enter into such other Joint Elections as may be required between you and any

B-2

successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of the Joint Election. You further agree that the Company and/or the Service Recipient may collect the Employer’s Liability from you by any of the means set forth in Section 9 of the Option Agreement.

You must enter into the form of election, which is attached to this Appendix, concurrent with the execution of the Option Agreement. If you do not enter into the Joint Election prior to the exercise of this Option or any other event giving rise to Tax-Related Items, you will not be entitled to exercise in this Option and receive Shares (or receive any benefit in connection with this Option) unless and until you enter into the Joint Election, and no Shares or other benefit will be issued to you under the Plan, without any liability to the Company or the Service Recipient.

B-3

Attachment to Appendix for the United Kingdom

Important Note on the Section 431 Election and
Joint Election to Transfer Employer National Insurance Contributions

By accepting this Option through the Company’s online acceptance procedure (or by signing the Option Agreement), you are agreeing to be bound by the terms of the Joint Election to Transfer Employer National Insurance Contributions (“NICs Joint Election”) and the Section 431 Election (together, the “Elections”). You should read the terms of the NICs Joint Election and the Section 431 Election carefully before accepting the Option Agreement, including the NICs Joint Election and the Section 431 Election.

You understand and agree that regardless of how you have accepted this Option, the Company or the Service Recipient may still require you to separately electronically sign to accept each Election or to sign a paper copy of each Election (or a substantially similar form(s)) if the Company determines such is necessary to give effect to the NICs Joint Election and/or the Section 431 Election.

By entering into the NICs Joint Election:

•
You are agreeing that any employer's NICs liability that may arise in connection with the exercise of this Option or the acquisition of Shares or other taxable events in connection with this Option will be transferred to you; and
•
You are authorizing the Company and/or the Service Recipient to recover an amount sufficient to cover this liability by any method set forth in the Option Agreement and/or the NICs Joint Election, including but not limited to deductions from your salary or other payments due or sale of sufficient Shares acquired pursuant to this Option.

By entering into the Section 431 Election:

•
You are agreeing that you will be subject to income tax and, where applicable, NICs on the spread at exercise of this Option based on the full, unrestricted market value of the Shares that you acquire pursuant to the exercise of this Option.

Please print and keep a copy of the Elections for your records.

B-4

Attachment 1 to Appendix for the United Kingdom

Section 431 Joint Election Form

Joint Election under s431 ITEPA 2003

for full or partial disapplication of

Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.
Between

The employee who has obtained access to this joint election (the “Employee”)

and

the Company (who is the Employee's employer) Netskope Uk LTD of Company Registration Number 9010620

2.
Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

B-5

3.
Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	All securities

Description of securities	Common Stock

Name of issuer of securities	Netskope, Inc.

to be acquired by the Employee on or after the date of this Election under the terms of the Netskope, Inc. 2022 Equity Incentive Plan.

4.
Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

5.
Declaration

This election will become irrevocable upon the later of it is signed or accepted electronically or the acquisition and each subsequent acquisition of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

……………………………	….….	/	….….	/	….…..
Signature (Employee)	Date

…………………………………	….….	/	….….	/	….….
Signature (for and on behalf of the Company)	Date

……………………………………
Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

B-6

Attachment 2 to Appendix for the United Kingdom

Election to Transfer the Employer’s Liability for

National Insurance Liability to the Employee

(UK Employees)

1. Parties

This Election is between:

(A)
The individual who has gained authorized access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive and may have received stock options (“Options”) and/or restricted stock units (“RSUs”) (each an “Award” and together, the “Awards”) pursuant to the terms and conditions of the Netskope, Inc. 2022 Stock Incentive Plan (the “Plan”), and
(B)
Netskope, Inc. of 2445 Augustine Drive, 3rd Floor, Santa Clara, CA 95054 (the “Company”), which may grant Options and/or RSUs under the Plan and is entering into this Election on behalf of the Employer.

2. Purpose of Election

2.1.
This Election relates to all Awards granted to Employee under the Plan up to the termination date of the Plan.
2.2.
In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which Employer’s National Insurance Contributions becomes due is defined as:

(i) an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii) an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii) any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A) the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

B-7

(B) the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C) the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3.
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.
2.4.
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.
2.5.
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).
2.6.
Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award agreement. This Election will have effect in respect of the Awards and any awards which replace the Awards following their grant in circumstances where section 483 of ITEPA applies.

3. Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by electronically accepting or by signing this Election, or by accepting the Awards, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4. Payment of the Employer’s Liability

4.1.
The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:
(i)
by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

B-8

(ii)
directly from the Employee by payment in cash or cleared funds; and/or
(iii)
by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or
(iv)
where the proceeds of the gain are to be paid through a third party, by that party withholding an amount from the payment or selling some of the securities which the Employee is entitled to receive in respect of the Awards; and/or
(v)
by any other means specified in the applicable Award agreement.
4.2.
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.
4.3.
The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5. Duration of Election

5.1.
The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.
5.2.
This Election will continue in effect until the earliest of the following:
(i)
the Employee and the Company agree in writing that it should cease to have effect;
(ii)
on the date the Company serves written notice on the Employee terminating its effect;
(iii)
on the date HM Revenue and Customs withdraws approval of this Election; or
(iv)
after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.
5.3.
This Election will continue in full force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, as a condition of exercising the Options and/or settlement of the RSUs, by electronically accepting or signing this Election and/or by accepting

B-9

the Awards (whether by signing the Award Agreement or via the Company’s designated electronic acceptance procedures), the Employee agrees to be bound by the terms of this Election.

Name
Signature
Date

Acceptance by the Company

The Company acknowledges that, by arranging for the signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

[INSERT SIGNATURE]

By:	[Name]
[Title]

B-10

Schedule of Employer Companies

The following Employer(s) shall be covered by the Joint Election:

Netskope UK LTD

Address:	Suite 4, 7th Floor 50 Broadway London SW1H 0DB United Kingdom
Company Registration Number:	09010620
Corporation Tax Number:	9205320077
PAYE Reference:	120/GB07439

EXHIBIT C

Instructions to
Make a Section 83(b) Election

WORD OF CAUTION: IF YOU CHOOSE TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE YOUR SECTION 83(b) ELECTION FORM WITH THE IRS NO LATER THAN 30 DAYS FOLLOWING THE DATE ON WHICH YOU SIGN THE NOTICE OF EXERCISE (EXHIBIT A) AND PAY THE EXERCISE PRICE. THE 30-DAY DEADLINE IS ABSOLUTE AND CANNOT BE WAIVED UNDER ANY CIRCUMSTANCES. ALSO, ONCE FILED, YOUR SECTION 83(b) ELECTION FORM MAY NOT BE REVOKED, EXCEPT WITH THE CONSENT OF THE IRS (WHICH CONSENT IS GENERALLY DENIED).

THESE INSTRUCTIONS ARE DISTRIBUTED MERELY FOR CONVENIENCE IN THE EVENT YOU CHOOSE TO FILE AN 83(b) ELECTION. THEY SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION OR TO MAKE AN 83(b) ELECTION. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Step 1.

Complete and execute the 83(b) Form found in this Exhibit C (the “83(b) Form”). Do not fill in the blank in paragraph 6, which relates to the fair market value of the property at the time of transfer. Submit the 83(b) Form to the Company and ask that the Company insert the per share fair market value of the shares in paragraph 6 of the 83(b) Form.

Step 2.	Make four copies of the executed and completed 83(b) Form.
Step 3.

Mail (a) the cover letter; (b) the original executed 83(b) Form; and (c) if you are exercising an ISO, the Special Election Form to the Internal Revenue Service Center where you file your U.S. federal income tax return.

PLEASE NOTE THAT IF YOU ARE EXERCISING AN ISO FOR UNVESTED SHARES, AN 83(b) ELECTION WILL NOT BE EFFECTIVE TO LIMIT THE AMOUNT OF ORDINARY INCOME THAT YOU MAY BE REQUIRED TO RECOGNIZE ON A DISQUALIFYING DISPOSITION, ACCORDING TO U.S. TREASURY REGULATIONS. PLEASE SEE SUMMARY OF U.S. FEDERAL TAX INFORMATION AT EXHIBIT D AND CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE EARLY EXERCISE OF AN ISO.

The tax, if any, arising out of your election does not have to be paid until you file your tax return for the taxable year in which you purchased your option shares (except to the extent that withholding taxes or estimated taxes are payable). The forms must be filed no later than 30 days following the date on which you sign the Notice of Exercise (Exhibit A) and pay the exercise price. The 30‑day deadline is absolute and cannot be waived under any circumstances.  The filing is deemed to be made on the date that the

C-1

forms are mailed from the post office, i.e., the postmark date. Mail the forms by registered or certified mail, return receipt requested, so that you have proof that you filed the forms within the 30-day period. If you miss the deadline, you will be taxed on your option shares as they vest based on the value of the shares at that time. Your 83(b) filing with the Internal Revenue Service is deemed to cause a similar election with the California Franchise Tax Board for California income tax purposes. If you do not reside in California, you should seek local tax advice on whether you must make a separate filing with your state of residence.

Step 4.

Mail or submit a copy of the filing with the Company on the same day that you file the 83(b) Form, and make sure that you retain copies of the forms for your records and for filing with your tax returns (see Step 5).

Step 5.	File a copy of the form with your state tax return (if required) for the taxable year in which you purchased your option shares.

C-2

[Name of Optionee]

[Optionee’s Address]

[Date]

VIA CERTIFIED MAIL

Return Receipt Requested

Receipt [enter receipt # here]

Internal Revenue Service Center

[Appropriate IRS center address]

Re: Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986 relating to the issuance of [__________] shares of Netskope, Inc. Common Stock.

Also enclosed is a copy of the 83(b) election and a stamped, self‑addressed envelope. Please acknowledge receipt of these materials by stamping the enclosed copy of the 83(b) election with the date of receipt and returning it to me.

Thank you for your attention to this matter.

Very truly yours,

[Name of Optionee]
Enclosures

cc: Netskope, Inc. w/ encs.

Election Under Section 83(b) of
the Internal Revenue Code

This statement is being made under Section 83(b) of the Internal Revenue Code of 1986, pursuant to Treasury Regulation Section 1.83‑2.

1. The taxpayer who performed the services is:

[Name of Optionee]
Address:

Social Security Number:

2. The property with respect to which the election is being made is _____________ shares of common stock of Netskope, Inc., a Delaware corporation (the “Company”).

3. The property was transferred on _________________ (Date of Exercise).

4. The taxable year in which the election is being made is the calendar year 20__.

5. If for any reason the taxpayer’s service with the issuer is terminated, the property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the exercise price per share paid by the taxpayer for such shares. The issuer’s repurchase right lapses in a series of installments over a _______ year period.

6. The Fair Market Value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_______ per share.

7. The amount paid for such property is $____________.

8. A copy of this statement was furnished to the Company for whom the taxpayer rendered the service underlying the transfer of property.

This statement is executed as of ____________________.

[Name of Optionee] (Taxpayer)	Spouse (if any)

SPECIAL ELECTION PURSUANT TO SECTION 83(b)
OF THE INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY
ACQUIRED UPON EXERCISE OF AN INCENTIVE STOCK OPTION

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

This election is intended to be effective to the full extent permitted under the Code.

Exhibit D

U.S. Federal Tax Information

(Last updated September 2022)

The following memorandum briefly summarizes current U.S. federal income tax law. The discussion is intended to be used solely for general information purposes and does not make specific representations to any participant. A taxpayer’s particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the U.S. federal income tax laws and regulations are revised frequently and may change again in the future, and the Company undertakes no obligation to update this memorandum. Each participant is urged to consult a tax advisor, both with respect to U.S. federal income tax consequences as well as any foreign, state or local tax consequences, before exercising any option or before disposing of any shares of stock acquired under the Plan.

Initial Grant of Options

The grant of an option, whether a nonqualified or nonstatutory stock option (“NSO”) or an incentive stock option (“ISO”), is not a taxable event for the optionee, and the Company obtains no deduction for the grant of the option. Note, however, that under Section 409A of the Internal Revenue Code, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences, including immediate income tax upon the vesting of the option (whether or not exercised) and a 20% tax penalty.

Nonqualified or Nonstatutory Stock Options

The exercise of an NSO is a taxable event to the optionee. The amount by which the fair market value of the shares on the date of exercise exceeds the exercise price (the “spread”) will be taxed to the optionee as ordinary income. The spread will also be considered “wages” for purposes of FICA taxes. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee from the exercise of the option that is reported to the IRS by the optionee or the Company. In general, the optionee’s tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

The capital gains tax rules are complex. If shares are held for more than one year, the maximum tax rate on the gain may be up to twenty percent (20%) to the extent that a taxpayer’s income exceeds certain thresholds. Higher income taxpayers may also be subject to a Medicare tax of 3.8% on some or all of their investment income, including capital gain income, if their income (both earned and investment) exceeds certain threshold amounts. Because the rules are complex and can vary in individual circumstances, each participant should consider consulting his or her own tax advisor.

If an optionee exercises an NSO and pays the exercise price with previously acquired shares of stock, special rules apply. The transaction is treated as a tax-free exchange of the old shares for the same number of new shares, except as described below with respect to shares acquired pursuant to ISOs. The optionee’s basis in the new shares is the same as his or her basis in the old shares, and the capital gains holding period runs without interruption from the date when the old shares were acquired. The value of any new shares received by the optionee in excess of the number of old shares surrendered minus any cash the optionee pays for the new shares will be taxed as ordinary income. The optionee’s basis in the additional shares is equal to the fair market value of such shares on the date the shares were transferred, and the capital gain holding period commences on the same date. The effect of these rules is to defer recognition of any gain in the old shares when those shares are used to buy new shares. Stated differently, these rules allow an optionee to finance the exercise of an NSO by using shares of stock that he or she already owns, without paying current tax on any unrealized appreciation in those old shares.

Incentive Stock Options

The holder of an ISO will not be subject to U.S. federal income tax upon the exercise of the ISO, and the Company will not be entitled to a tax deduction by reason of such exercise, provided that the holder is employed by the Company on the exercise date (or the holder’s employment terminated within the three (3) months preceding the exercise date). Exceptions to this exercise timing requirement apply in the event the optionee dies or becomes disabled. A subsequent sale of the shares received upon the exercise of an ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares, provided that the sale occurs more than one (1) year after the exercise of the ISO and more than two (2) years after the grant of the ISO. In general, if a sale or disposition of the shares occurs prior to satisfaction of the foregoing holding periods (referred to as a “disqualifying disposition”), the optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction, generally equal to the amount of ordinary income recognized by the optionee from the disqualifying disposition that is reported to the IRS by the optionee or the Company.

Favorable tax treatment is accorded to an optionee only to the extent that the value of the shares (determined at the time of grant) covered by an ISO first exercisable in any single calendar year does not exceed one hundred thousand dollars ($100,000). If ISOs for shares whose aggregate value exceeds one hundred thousand dollars ($100,000) become exercisable in the same calendar year, the excess will be treated as NSOs.

A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods, then the surrender of such shares to fund the exercise of the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax treatment with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

Where the applicable holding period requirements have been met, the use of previously acquired shares of stock to pay all or a portion of the exercise price of an ISO may offer significant tax advantages. In particular, a deferral of the recognition of any appreciation in the surrendered shares is available in the same manner as discussed above with respect to NSOs.

Alternative Minimum Tax

Alternative minimum tax is paid when such tax exceeds a taxpayer’s regular U.S. federal income tax. Alternative minimum tax is calculated based on alternative minimum taxable income, which is taxable income for U.S. federal income tax purposes, modified by certain adjustments and increased by tax preference items.

The “spread” under an ISO—that is, the difference between (a) the fair market value of the shares of stock at exercise and (b) the exercise price—is classified as alternative minimum taxable income for the year of exercise. Alternative minimum taxable income may be subject to the alternative minimum tax. However, if the shares of stock purchased upon the exercise of an ISO are sold in the same taxable year in which they are acquired, then the amount includible in the taxpayer’s alternative minimum taxable income will in no event exceed the amount realized upon such sale less the option exercise price paid for those shares.

In general, when a taxpayer sells stock acquired through the exercise of an ISO, only the difference between the fair market value of the shares on the date of exercise and the date of sale is used in computing any alternative minimum tax for the year of the sale. The portion of a taxpayer’s alternative minimum tax attributable to certain items of tax preference (including the spread upon the exercise of an ISO) can be credited against the taxpayer’s regular liability in later years subject to certain limitations.

Withholding Taxes

Exercise of an NSO produces taxable income which is subject to withholding. The Company will not deliver shares to the optionee unless the optionee has agreed to satisfactory arrangements for meeting all applicable U.S. federal, state and local withholding tax requirements.

U.S. federal tax law does not require unrecognized gain on exercise of an ISO to be treated as “wages” for the purposes of FICA taxes.

Early Exercise

If an optionee is permitted to exercise an option before the optionee’s rights in the shares subject to the option are vested, the tax aspects of such an “early exercise” will be as follows:

Incentive Stock Options

When an ISO is exercised for vested shares, the spread is a “preference” item in the year of exercise, which is taken into account in computing an optionee’s alternative minimum tax. When an ISO is exercised for unvested shares, the amount by which the fair market value of the shares exceeds the exercise price is a “preference” item in the years the shares vest. However, if the option is not vested, the optionee could make an election under Section 83(b) of the Code

(“Section 83(b) Election”) within thirty (30) days after the date of exercise. In that event, the optionee would pay alternative minimum tax based on the spread on the date of exercise instead of the spread on the dates the shares vest. The exercise of the option also begins the one-year holding requirement under Section 422 of the Code that applies after the exercise of an ISO.

However, according to U.S. Treasury Regulations, an 83(b) Election will not be effective for purposes of measuring the amount of ordinary income in the event of a disqualifying disposition of the ISO Shares, and ordinary income will be recognized in an amount equal to the spread on the date the shares vest, instead of the spread on the date the ISO is exercised. For this reason, an optionee is urged to consult with a tax advisor before electing to exercise an ISO for unvested shares.

Nonstatutory Stock Options

If the option is not an ISO but instead is an NSO, exercise prior to vesting and timely filing of a Section 83(b) Election will accomplish two things: (1) it will start the capital gains holding period running, and (2) it will prevent the optionee from being taxed (at ordinary income tax rates) upon vesting, if, at that time, the fair market value of the stock has increased from the date of grant. Of course, when the shares are sold, the gain will be taxed according to how long the shares have been held.

Forfeiture of Unvested Shares

If service with the Company terminates before the shares are vested, the Company may repurchase the shares at the exercise price per share paid by you for such shares. If you had made a Section 83(b) Election, you will not be entitled to deduct as a loss any income recognized on exercise of the option if the fair market value of the stock had exceeded the exercise price at that time.

THIS TAX SUMMARY IS GENERAL IN NATURE AND SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION OR TO MAKE AN ELECTION UNDER SECTION 83(b) OF THE CODE. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

New Hire

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

Netskope, Inc.
2022 Stock Incentive Plan
RESTRICTED STOCK UNIT GRANT NOTICE

Netskope, Inc. (the “Company”), pursuant to its 2022 Stock Incentive Plan, as amended and restated from time to time (the “Plan”), hereby awards you (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of Common Stock (the “Shares”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Restricted Stock Unit Notice of Grant and in the Global Restricted Stock Unit Award Agreement, including any additional terms and conditions for your country set forth in the appendix thereto (the “Appendix” and, together with this Restricted Stock Unit Notice of Grant and the Global Restricted Stock Unit Agreement, the “Agreement”) and the Plan, which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Date of Grant:	[DATE OF GRANT]
Name of Participant:	[NAME OF PARTICIPANT]
Total Number of Restricted Stock Units (“RSUs”):	[_______] RSUs
Vesting Start Date:	[VESTING START DATE; Reminder for France, the Vesting Start Date cannot be before the Grant Date given the one-year minimum vesting period from grant date for qualified status]
Expiration Date:	The earlier of seven (7) years after Date of Grant or your termination from Service (as defined in the Plan).
Vesting Schedule:

You will receive a benefit with respect to an RSU only if it vests. Two (2) vesting requirements must be satisfied on or before the Expiration Date in order for an RSU to vest — the “Service-Based Requirement” and the “Liquidity Event Requirement” (each as described below). Your RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date. If both the

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Grant Notice

Service-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date, the vesting date (“Vesting Date”) of an RSU will be the first date upon which both of those requirements were satisfied with respect to that particular RSU.

Service-Based Requirement:

The Service-Based Requirement will be satisfied with respect to: 1/4 of the RSUs on the 12-month anniversary of the Vesting Start Date, and thereafter 1/16th of the RSUs quarterly on each 3-month anniversary of the Vesting Start Date, subject in each case to your continued Service with the Company or if different, the Parent, Subsidiary or Affiliate that employs you or for which you otherwise provide Service (the “Service Recipient”) on the date that the Service-Based Requirement is satisfied. For the avoidance of doubt, once your Service ends, no additional RSUs will be deemed to have the Service-Based Requirement satisfied with respect to such RSUs.

Liquidity Event Requirement:

The “Liquidity Event Requirement” will be satisfied as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 3 of the RSU Agreement on the first to occur of: (i) an underwritten public offering by the Company of its securities that are registered under the U.S. Securities Act of 1933, as amended or pursuant to the listing of the Shares on a non-U.S. national stock exchange, including for these purposes an acquisition of the Company by a special purpose acquisition company (“SPAC”), or any similarly structured transaction (an “IPO”), or (ii) a Change in Control (as defined in the Plan) pursuant to which the Shares subject to the RSU will be exchanged for consideration of which at least 50% of such consideration is made up of cash and/or readily tradeable securities, or the Award will be settled for cash and/or readily tradeable securities, or as otherwise determined by the Board (the “RSU Change in Control”).

Settlement:

If an RSU vests as provided for above, the Company will deliver one Share for that RSU unless at the time of settlement, the Board, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then Fair Market Value of a Share. No fractional Shares will be issued or delivered pursuant to the Award, and the Company will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated. Settlement will occur on or following the Vesting Date but in no event later than March 15th following the year in which the Vesting Date occurs; provided, however, if the Liquidity Event Requirement is satisfied in connection with an IPO, settlement will

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Grant Notice

not be made before the earliest of (i) the 181st day following the IPO, (ii) the March 15th following the year in which the IPO occurs and (iii) the Expiration Date. In no event will an RSU be settled later than March 15th of the year following the end of the year in which the Vesting Date applicable to that RSU occurs.

If the Company requires you to pay withholdings taxes through a sale of Shares, settlement of each RSU may be deferred to the first permissible trading day (as defined below) for the Shares, but in no event later than December 31 of the calendar year in which the Vesting Date occurs (that is, the last day of your taxable year in which the Vesting Date occurs), or, if and only if permitted in a manner that complies with U.S. Treasury Regulation Section 1.409A-1(b)(4), no later than March 15th of the year following the year in which the Shares under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulation Section 1.409A-1(d). For purposes of this Agreement, “permissible trading day” means a day that satisfies all of the following requirements: (1) the exchange on which the Shares are traded is open for trading on that day; (2) you are permitted to sell Shares on that day without incurring liability under Section 16(b) of the Exchange Act; (3) either (a) you are not in possession of material non-public information that would make it illegal for you to sell Shares on that day under Rule 10b-5 under the Exchange Act or (b) Rule 10b5-1 under the Exchange Act would apply to the sale; (4) you are permitted to sell Shares on that day under such written insider trading policy as may have been adopted by the Company; and (5) you are not prohibited from selling Shares on that day by a written agreement between you and the Company or a third party.

Acknowledgements:

You understand that unless otherwise specifically provided to the contrary in your employment agreement, consulting agreement or other services agreement with the Company or the Service Recipient, your employment, consulting or other service relationship with the Company or the Service Recipient is for an unspecified duration and can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice of Grant, the Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the satisfaction of the Service-Based Requirement and the occurrence, on or before the Expiration Date, of an IPO or an RSU Change in Control. You will have no right with respect to the RSUs to the extent an IPO or an RSU Change in Control does not occur on or before the Expiration Date (regardless of the extent to which the Service-Based Requirement was satisfied).

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Grant Notice

By signing this document, which may be accomplished by e-signature or other electronic indication of acceptance, you acknowledge receipt of a copy of the Plan, and agree that (i) you have carefully read, fully understand and agree to all of the terms and conditions described in this Restricted Stock Unit Grant Notice, the attached Agreement (including the Appendix and any additional attachments) and the Plan document; (ii) you understand and agree that this Restricted Stock Unit Grant Notice, the Agreement (including the Appendix and any additional attachments) and the Plan constitute the entire understanding between you and the Company regarding the Award, and that any prior agreements, commitments or negotiations concerning the Award are replaced and superseded; and (iii) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to the Award prior to signing this document and that you have either consulted such counsel or voluntarily declined to consult such counsel. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan, this Restricted Stock Unit Grant Notice and the Agreement. You further agree to notify the Company upon any change in your residence address or your email address.

You further agree to accept by email all documents relating to the Plan or the RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by email of their availability. You acknowledge that you may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with your ability to access the documents.

PARTICIPANT:	Netskope, Inc.

By:	By:
Name:	Name:
Title:
Address:

ATTACHMENTS: Global Restricted Stock Unit Award Agreement and Appendix, 2022 Stock Incentive Plan

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Grant Notice

Signature Page

NETSKOPE, INC.
2022 Stock Incentive Plan
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan or in the related Restricted Stock Unit Grant Notice (the “Notice of Grant”), as the case may be, shall have the same defined meanings in this Global Restricted Stock Unit Agreement (the “RSU Agreement”).

1.
Payment for Stock Units. No cash payment is required for the RSUs subject to this Award (except to the extent necessary to pay applicable withholding taxes and as provided in this Agreement).
2.
Vesting. The RSUs will vest in accordance with the terms set forth in the Notice of Grant, subject to Section 3 of this RSU Agreement. If Participant’s work schedule changes (i.e., Participant’s work hours are increased or reduced), then the Company may, in its sole and absolute discretion, adjust the vesting schedule specified in the Notice of Grant to reflect Participant’s new work schedule.
3.
Termination. If Participant’s Service is terminated for any reason, all RSUs as to which the Service-Based Requirement has not been satisfied as of the date of such termination shall automatically terminate upon such termination. In case of any dispute as to whether a termination of Participant’s Service has occurred, the Board shall have sole discretion to determine whether such termination has occurred and the effective date of such termination. Further, if an IPO or an RSU Change in Control does not occur on or before the Expiration Date, all RSUs (regardless of whether or not, or the extent to which, the Service-Based Requirement had been satisfied as to such RSUs) shall automatically terminate upon such Expiration Date. Upon a termination of one or more RSUs pursuant to this Section 3, Participant shall have no further right with respect to such RSUs.

For purposes of the RSUs, termination of Participant’s Service will be considered to occur as of the date Participant is no longer actively providing services to the Company, or the Service Recipient, as applicable (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or service agreement, if any). Unless otherwise determined by the Company, Participant’s right to vest in the RSUs, if any, will cease as of this date, and such date will not be extended by any notice period (e.g., Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or otherwise rendering services, or the terms of Participant’s employment or service agreement, if any). Actively providing Service during only a portion of the vesting period prior to a Vesting Date shall not entitle Participant to vest in a pro-rata portion of the unvested RSUs that would have vested as of such Vesting Date nor will it entitle Participant to any compensation for the lost vesting.

4.
Nature of Restricted Stock Units; Unsecured Obligation. The RSUs are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares or make a payment in cash on a future date. As a holder of RSUs, Participant has no rights other than the rights of a general creditor of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between Participant and the Company or any other person.
5.
No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares (including, without limitation, voting rights). Further, Participant shall have no right to dividends (or as to any adjustment for dividends, other than stock dividends) as to any dividend record date that occurs before such Shares are issued in settlement of vested RSUs.
6.
Tax Matters.
6.1.
Responsibility for Taxes. Regardless of any action taken by the Company or the Service Recipient, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Service Recipient in its discretion to be an appropriate charge to Participant even if legally applicable to the Company or the Service Recipient (“Tax‑Related Items”) is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. If Participant is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the settlement of the RSUs or other relevant taxable or tax withholding event with respect to the RSUs, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient, as applicable, to satisfy any tax withholding obligation related to all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any tax withholding obligation related to all Tax-Related Items, if any, by one or a combination of the following:

(a) withholding from any cash payment due upon settlement of the RSUs or withholding from Participant’s wages, salary or other cash compensation payable to Participant by the Company and/or the Service Recipient;

(b) withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent);

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

2

(c) withholding Shares to be issued upon settlement of RSUs; or

(d) any other method of withholding determined by the Company and permitted by applicable law.

The Company may withhold or account for Tax-Related Items by considering statutory withholding rates or other applicable withholding rates, including maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the applicable tax authorities. In the event of under-withholding, Participant may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares for which the RSUs were settled, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

6.2.
Section 409A. The following section will apply to Participant only if Participant is a U.S. taxpayer. RSUs are intended to be exempt from the application of Section 409A of the Code pursuant to the “short-term deferral exemption” in U.S. Treasury Regulation section 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption. To the extent that any provision of this Agreement is ambiguous as to its exemption from Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are exempt from Section 409A of the Code. Notwithstanding the foregoing, if this Award is interpreted as not being exempt from Section 409A of the Code, it shall be interpreted to comply with the requirements of Section 409A of the Code so that the Award is not subject to additional tax or interest under Section 409A of the Code.

6.3 Acknowledgements. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder and that Participant should consult a tax advisor regarding the tax consequences associated with the RSUs, including any tax payment and/or reporting obligations that may apply to Participant. Participant further acknowledges that the Company and/or the Service Recipient (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant shall not make any claim against the Company or its Board and/or the Service Recipient or its respective board of directors, officers or employees related to tax matters arising from this Award.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

3

7.
No Transfer of RSUs. The RSUs and any interest therein shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner other than by will or by the laws of descent or distribution, and shall not be subject to sale under execution, attachment, levy or similar process. The terms of the Plan and the Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
8.
Share Transfer Restrictions. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except in compliance with the terms of the Plan, this Agreement, and applicable securities laws. In the event that Participant proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, Participant will be subject to the “Transfer Restriction” set forth in Section 12.1 of the Plan (as amended from time to time) and such Shares shall first be offered to the Company pursuant to the right of first refusal contained in the Company’s bylaws, as amended from time to time, and in the absence of any such provision in the bylaws, then in accordance with an agreement between the Company and all or certain of its stockholders providing for the Company’s right of first refusal. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
9.
Resale Restrictions/Market Standoff. Participant hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, or in connection with the consummation of a transaction (including a merger with a SPAC), upon or following which the Company’s (or its successor’s) securities become registered on a U.S. national securities exchange, Participant shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering; provided, however, that if either (i) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

4

hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Participant hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.
10.
Compliance with Laws and Regulations. In accordance with Section 14 of the Plan, the issuance of Shares will be subject to and conditioned upon compliance with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant (or the beneficiary or personal representative of Participant in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. Furthermore, the applicable laws of the country in which Participant is residing or working at the time of grant, vesting, and/or settlement of this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent settlement of this Award. As a condition to the Award, the Company may require Participant to make any representation and warranty as may be required by applicable laws, as determined by the Company.
11.
Waiver of Statutory Information Rights. Participant hereby acknowledges and agrees that until the first sale of the Company’s Stock to the public pursuant to an effective registration statement filed under the Securities Act, Participant will be deemed to have waived any rights that Participant might otherwise have had under Section 220 of the Delaware General Corporation Law or any other similar applicable law (including pursuant to California Corporations Code Section 1601, if applicable) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in Participant’s capacity as a stockholder and does not affect any other inspection rights Participant may have under other law or pursuant to a written agreement with the Company.
12.
Stockholder Agreements. As a condition to this Award and to the Company’s issuance of any Shares under this Agreement, the Company may require Participant to execute and deliver a joinder agreement to any then applicable stockholder agreements (as amended from time to time) so as to become a party thereto, and to be bound by the conditions and terms thereof.
13.
Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan, this Agreement or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

5

any applicable federal or state laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE COMPANY’S STOCK PLAN AND A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH PLAN AND AGREEMENT PROVIDE FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH such transfer restrictions. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH PLAN AND AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

14.
Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
15.
Investment Representations.
15.1.
In connection with Participant’s acquisition of the Shares under the Award, Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring the Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

6

“distribution” thereof within the meaning of the Securities Act or under any applicable provision of U.S. state law. Participant does not have any present intention to transfer the Shares to any other person or entity.

(b) Participant understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.

(c) Participant further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the securities. Participant understands that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered, or such registration is not required in the opinion of counsel for the Company.

(d) Participant is familiar with the provisions of Rule 144, promulgated under the Securities Act (“Rule 144”), which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Participant understands that the Company provides no assurances as to whether Participant will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 15.1(d), Participant acknowledge and agree to the restrictions set forth in Section 15.1(e) below.

(e) Participant further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the U.S. Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Participant represents that Participant is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Participant also agrees to notify the Company if Participant becomes subject to such disqualifications after the date hereof.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

7

16.
Entire Agreement; Amendment; Waiver; Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. The Company reserves the right to cancel or forfeit outstanding grants or impose other requirements on Participant’s participation in the Plan, on this Award and the Shares subject to this Award and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any applicable federal or state laws or facilitate the administration of the Plan. Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Participant acknowledges that the Company may unilaterally waive any provision of the Award in writing, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of this Agreement or of any subsequent breach by Participant or any other Participant. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
17.
Plan. The RSUs and all rights of Participant under this Agreement are subject to the terms and conditions of the Plan. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board do not and shall not be deemed to create any rights in Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board so conferred by appropriate action of the Board under the Plan after the date hereof.
18.
No Rights as Employee, Director or Consultant. Nothing in the Plan, the Notice of Grant or this Agreement shall affect in any manner whatsoever the right or power of the Company or the Service Recipient of any Parent or Subsidiary of the Company, to terminate Participant’s Service, for any reason, with or without cause, affect Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confer upon Participant any right to remain employed by or in Service with the Company or the Service Recipient or any Parent or Subsidiary of the Company, interfere in any way with the right of the Company, the Service Recipient or any Parent or Subsidiary of the Company at any time to terminate such employment or Service, or affect the right of the Company, the Service Recipient or any Parent or Subsidiary of the Employer to increase or decrease Participant’s other compensation.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

8

19.
Clawback Policy. This Award is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Award and repayment or forfeiture of any Shares or other cash or property received with respect to the Award (including any value received from a disposition of the Shares acquired upon settlement of the Award).
20.
Nature of Grant.
20.1.
By accepting the RSUs, Participant acknowledges, understands and agrees that:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)
all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
(d)
the RSUs and Participant’s participation in the Plan shall not create a right to employment or other service or be interpreted as forming or amending an employment or service contract with the Company, the Service Recipient, or any other Parent, Subsidiary or Affiliate and shall not interfere with the ability of the Company, the Service Recipient or any Parent, Subsidiary or Affiliate, as applicable, to terminate Participant’s employment or other service relationship;
(e)
in the event Participant is not a direct Employee of the Company, the grant of the RSUs will not be interpreted to form an employment or other relationship with the Company;
(f)
Participant is voluntarily participating in the Plan;
(g)
the RSUs and any Shares acquired under the Plan are not intended to replace any pension or retirement rights or compensation;
(h)
the RSUs and any Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, leave-related pay, pension or retirement or welfare benefits or similar mandatory payments;

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

9

(i)
the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
(j)
if Participant acquires Shares upon settlement of the RSUs, the value of such Shares may increase or decrease;
(k)
no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of Participant’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of laws in the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any);
(l)
unless otherwise agreed with the Company in writing, the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, any Service Participant may provide as a director of a Parent, Subsidiary or Affiliate;
(m)
unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and
(n)
neither the Company, the Service Recipient nor any other Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.
21.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding my participation in the Plan before taking any action related to the Plan.
22.
Data Privacy Consent.
22.1.
Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Stock or directorships held in the Company, details of all RSUs granted under the Plan or any other entitlement to Shares or equivalent benefits awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the legitimate purpose of

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

10

implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is Participant’s consent.
22.2.
Stock Plan Administration and Stock Plan Administrator. Participant understands that the Company may transfer Data to a third-party stock plan administrator/broker (“Stock Plan Administrator”), which assists the Company, presently or in the future, with the implementation, administration and management of the Plan. Participant may be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, with such agreement being a condition to the ability to participate in the Plan.
22.3.
International Data Transfers. The Company and the Stock Plan Administrator are based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. Where required, the Company’s legal basis for the transfer of Data to the United States, including to the Stock Plan Administrator, is Participant’s consent.
22.4.
Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after Participant’s employment or service relationship ends, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes.
22.5.
Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a voluntary basis. Participant understands that he or she may request to stop the transfer and processing of the Data for purposes of Participant’s participation in the Plan and that Participant’s employment or service relationship with the Company or the Service Recipient will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow Participant to participate in the Plan. Participant understands that the Data will still be processed in relation to Participant’s employment or service relationship for record-keeping purposes.
22.6.
Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access to or copies of Data that the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarifications regarding these rights or to exercise these rights, Participant can contact privacy@netskope.com.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

11

By signing the Notice of Grant or otherwise accepting the RSUs in accordance with the Company’s acceptance procedures, Participant hereby unambiguously consents to the collection, use and transfer of Data, by and among, as applicable, the Company and any Service Recipient or Parent, Subsidiary or Affiliate, including the transfer of Data from Participant’s country to the United States, for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

23.
Governing Law and Venue. The RSU grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
24.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
25.
Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to Participant’s current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
26.
Language. Participant acknowledges and represents that Participant is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in the English language, so as to allow Participant to understand the terms of this Agreement and any other documents related to the Plan. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control, unless otherwise required by applicable law.
27.
Appendix. Notwithstanding any provision in this RSU Agreement, any RSUs granted under the Plan will be subject to any additional terms and conditions for Participant’s country set forth in the Appendix attached hereto. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

12

28.
Insider Trading/Market Abuse Laws. Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and, if different, Participant’s country, Participant’s broker’s country and/or the country where Shares are listed, which may affect Participant’s ability to accept or otherwise acquire, or sell, attempt to sell or otherwise dispose of, Shares or rights to Shares under the Plan or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction) or the trade in Shares or the trade in rights to Shares under the Plan. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant places before Participant possessed inside information. Furthermore, Participant could be prohibited from (1) disclosing the inside information to any third party and (2) “tipping” third parties or otherwise causing them to buy or sell Company securities; “third parties” includes fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. It is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.
29.
Foreign Asset/Account Reporting Requirements and Exchange Controls. Participant’s country may have certain foreign asset and/or foreign account reporting requirements and exchange controls which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired under the Plan) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant also may be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. It is Participant’s responsibility to be compliant with such regulations, and Participant is advised to consult Participant’s personal legal advisor for any details.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

13

APPENDIX

TO

NETSKOPE, Inc.

2022 STOCK INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan, the Restricted Stock Unit Notice of Grant and/or the Global Restricted Stock Unit Award Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries listed below.

If Participant is a citizen or resident of a country other than the one in which Participant is currently working and/or residing, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the additional terms and conditions contained herein apply to Participant.

Notifications

This Appendix may also include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is provided solely for the convenience of Participant and is based on the securities, exchange control and other laws in effect in the respective countries as of July 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant should not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in the RSUs, the RSUs are settled or Participant sells the Shares acquired under the Plan.

In addition, the information contained in this Appendix is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the applicable laws in Participant’s country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which Participant currently resides and/or works, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the information contained herein may not apply to Participant in the same manner.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

AUSTRALIA

Notifications

Securities Law Information. This offer of RSUs is being made pursuant to Division 1A, Part 7.12 of the Corporations Act 2001 (Cth). If Participant acquires Shares under the Plan and subsequently offers Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on any disclosure obligations prior to making any such offer in Australia.

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in such Act).

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and international fund transfers. The Australian bank assisting with the transaction may file the report. If there is no Australian bank involved in the transfer, Participant will have to file the report. Participant should consult with his or her personal advisor to ensure that Participant is properly complying with applicable reporting requirements in Australia.

AUSTRIA

Notifications

Exchange Control Information. If Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside Austria, Participant may be subject to reporting obligations to the Austrian National Bank.

If the value of the Shares meets or exceeds a certain threshold, Participant must report the securities held on a quarterly basis to the Austrian National Bank as of the last day of the quarter, on or before the 15th day of the month following the end of the calendar quarter. In all other cases, an annual reporting obligation applies and the report has to be filed as of December 31 on or before January 31 of the following year using the form P2.

If Participant sells his or her Shares, or receives cash dividends, Participant may have exchange control obligations if Participant holds the cash proceeds outside Austria. If the transaction volume of all Participant’s accounts abroad meets or exceeds a certain threshold, Participant must report to the Austrian National Bank the movements and balances of all accounts on a monthly basis, as of the last day of the month, on or before the 15th day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

Participant should consult with his or her personal tax advisor to determine his or her personal reporting obligations.

BELGIUM

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any security or bank account (including brokerage accounts) they maintain outside of Belgium on their annual tax return. In a separate report, they must provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). The forms to complete this report are available on the website of the National Bank of Belgium.

Stock Exchange Tax Information. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will not apply at vesting or settlement of the RSUs, but likely will apply when Shares are sold. Participant should consult with his or her personal tax or financial advisor for additional details on Participant’s obligations with respect to the stock exchange tax.

Annual Securities Account Tax Information. An “annual securities accounts tax” imposes a 0.15% annual tax on the value of qualifying securities held in a Belgian or foreign securities account. The tax will not apply unless the total value of Shares Participant holds in such an account exceeds an average of EUR 1 million on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). Different payment obligations may apply, depending on whether the securities account is held with a Belgian or foreign financial institution. Participant should consult his or her personal tax advisor for more information regarding Participant’s annual securities accounts tax payment obligations.

BRAZIL

Terms and Conditions

Compliance with Law. By accepting the RSUs, Participant agrees to comply with all applicable Brazilian laws and pay any and all applicable Tax-Related Items associated with the vesting of the RSUs and the issuance and/or sale of Shares acquired under the Plan or the receipt of dividends.

Nature of Grant. Participant agrees that, for all legal purposes, (a) the benefits provided to Participant under the Plan are the result of commercial transactions unrelated to Participant’s employment; (b) the Plan is not a part of the terms and conditions of Participant’s employment; and (c) the income from the RSUs and the underlying Shares, if any, is not part of Participant’s remuneration from employment. Participant further agrees that (i) Participant is making an investment decision, and (ii) the value of the underlying Shares is not fixed and may increase or decrease without compensation to Participant.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Notifications

Foreign Asset/Account Reporting Information. If Participant is resident or domiciled in Brazil, Participant will be required to submit an annual or quarterly declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights exceeds certain thresholds. Assets and rights that must be reported include Shares acquired under the Plan and may include RSUs.

Tax on Financial Transaction (IOF). Repatriation of funds into Brazil and the conversion of USD into BRL associated with such fund transfers may be subject to the Tax on Financial Transactions. Brazilian residents must comply with any applicable Tax on Financial Transactions arising from participation in the Plan. Brazilian residents should consult with their personal tax advisor for additional details.

CANADA

Terms and Conditions

Form of Settlement. RSUs granted to Participants resident in Canada shall be paid in Shares only. In no event shall the RSUs be paid in cash, notwithstanding any discretion contained in the Plan or the RSU Agreement to the contrary.

Termination. The following provision replaces the second paragraph of Section 3 of the RSU Agreement:

For purposes of the RSUs, termination of Participant’s Service will be considered to occur as of the date that is the earliest of: (a) the date Participant receives notice of termination of Service, (b) the date Participant’s Service is terminated, or (c) the date Participant is no longer actively providing services to the Company or the Service Recipient (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or service agreement, if any) (the “Termination Date”). Unless otherwise determined by the Company, Participant’s right to vest in the RSUs, if any, will cease as of the Termination Date and such date will not be extended by any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law). Actively providing services during only a portion of the vesting period prior to a Vesting Date shall not entitle Participant to vest in a pro-rata portion of the unvested RSUs that would have vested as of such Vesting Date nor will it entitle Participant to any compensation for any lost vesting.

Notwithstanding the foregoing, if applicable employment legislation explicitly requires continued vesting during a statutory notice period, Participant’s right to vest in the RSUs, if any, will terminate effective as of the last date of the minimum statutory notice period, but Participant will not earn or be entitled to pro-rata vesting if the Vesting Date falls after the end of Participant’s statutory notice period nor will Participant be entitled to any compensation for lost vesting.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

The following terms and conditions apply to participants who reside in Quebec:

French Language Documents. A French translation of the Agreement, the Plan and certain other documents related to the RSUs will be made available to Participant as soon as reasonably practicable following Participant’s written request.

Documents en Langue Française. Une traduction française de l’Accord, du Plan et de certains autres documents relatifs aux RSUs sera mise à la disposition du Participant dès que raisonnablement possible après la demande écrite du Participant.

Data Privacy. The following provision supplements Section 22 of the RSU Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. Participant further authorizes the Company and any Parent, Subsidiary or Affiliate and the Board or any committee appointed by the Board to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in Participant’s employee file. Participant acknowledges and agrees that his or her personal information, including sensitive personal information, may be transferred or disclosed outside of the Province of Quebec, including to the United States. Participant also acknowledges and authorizes the Company and any Parent, Subsidiary or Affiliate and other parties involved in the administration of the Plan, to use technology for profiling purposes and to make automated decisions that may have an impact on Participant or the administration of the Plan.

Notifications

Securities Law Information. Participant is not permitted to sell or otherwise dispose of the Shares acquired under the Plan in Canada. Participant will only be permitted to sell or dispose of any Shares if such sale or disposal takes place outside of Canada.

Foreign Asset/Account Reporting Information. Canadian residents are required to report foreign specified property on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign specified property exceeds C$100,000 at any time in the year. RSUs must be reported (generally at nil cost) if the C$100,000 cost threshold is exceeded because of other foreign specified property held. When Shares are acquired, their cost is generally the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if Participant owns shares of the same company, this ACB may have to be averaged with the ACB of the other shares. The form T1135 generally must be filed by April 30 of the following year. Participant should consult with his or her personal legal advisor to ensure compliance with applicable reporting obligations.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

CHILE

Notifications

Securities Law Information. This offer conforms to general ruling N°336 of the Chilean Commission for the Financial Market (“CMF”). The offer deals with securities not registered in the registry of securities or in the registry of foreign securities of the CMF, and therefore such securities are not subject to its oversight. The issuer is not obligated to provide public information in Chile regarding the foreign securities, since such securities are not registered with the CMF. The securities shall not be subject to public offering as long as they are not registered with the corresponding registry of securities in Chile, unless they fulfill the requirements set forth in general ruling N°336 of the CMF.

Exchange Control Information. Participant is not required to repatriate proceeds obtained from the sale of Shares or from dividends to Chile. However, if Participant decides to repatriate proceeds from the sale of Shares and/or dividends and the amount to be repatriated exceeds US$10,000, Participant acknowledges that he or she must effect such repatriation through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office).

Foreign Asset/Account Reporting Information. The Chilean Internal Revenue Service (the “CIRS”) requires all taxpayers to provide information annually regarding (i) the results of investments held abroad and (ii) any taxes paid abroad which taxpayers will use as a credit against Chilean income tax. The sworn statements disclosing this information (or Formularios) must be submitted electronically through the CIRS website, www.sii.cl, using Form 1929, which is due on July 1 each year.

COLOMBIA

Terms and Conditions

Nature of Grant. This provision supplements Section 20 of the RSU Agreement:

Participant acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits granted by the Company entirely on a discretionary basis, do not exclusively depend upon Participant’s performance with the Company or the Service Recipient, and do not constitute a component of Participant’s “salary” for any legal purpose. Therefore, the RSUs and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions and/or any other labor-related amounts which may be payable, subject to any limitations as may be imposed under local law.

Notifications

Securities Law Information. The Shares are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores).

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Therefore, the Shares may not be offered to the public in Colombia. Nothing in the RSU Agreement should be construed as making a public offer of securities in Colombia.

Exchange Control Information. Colombian residents must register Shares acquired under the Plan, regardless of value, with the Central Bank of Colombia (Banco de la República) as foreign investments held abroad. In addition, the liquidation of such investments must be transferred through the Colombian foreign exchange market (e.g., local banks), which includes the obligation of correctly completing and filing the appropriate foreign exchange form (declaración de cambio). Participant is responsible for complying with applicable exchange control requirements in Colombia.

Foreign Asset/Account Reporting Information. Participant must file an annual informative return with the Colombian Tax Office detailing any assets held abroad. If the individual value of any of these assets exceeds a certain threshold, Participant must describe each asset and indicate the jurisdiction in which it is located, its nature and its value.

COSTA RICA

There are no country-specific provisions.

DENMARK

Notifications

Danish Stock Option Act. Participant acknowledges that Participant has received the Employer Statement in Danish, which is attached immediately below (Attachment to Appendix for Denmark) and sets forth certain information regarding the RSUs and is being provided to comply with the provisions of the Danish Act on the Use of Stock Options or Warrants in Employment Relationships, as amended with effect from January 1, 2019 (the “Stock Option Act”) to the extent that the Stock Option Act applies to Participant. Participant understands that the Stock Option Act applies to “employees” as that term is defined in Section 2 of the Stock Option Act. If Participant is a member of registered management of a Parent, Subsidiary or Affiliate of the Company in Denmark or otherwise does not satisfy the definition of employee, Participant is not subject to the Stock Option Act and the Employer Information Statement will not apply to Participant.

Foreign Asset/Account Reporting Information. If Participant establishes an account holding Shares or cash outside of Denmark, Participant must report the account and deposits on Participant’s annual tax return in the section on foreign affairs and income. Participant should consult his or her personal tax advisor to ensure compliance with the applicable reporting requirements.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Attachment to Appendix for Denmark

SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

Pursuant to Section 3(1) of the Danish Act on the Use of Stock Options and Warrants in Employment Relationships, as amended with effect from January 1, 2019 (the “Stock Option Act”), the Participant named in the Restricted Stock Unit Notice of Grant (the “Notice of Grant”) is entitled to receive the following information regarding the Restricted Stock Unit Award granted to Participant by Netskope, Inc. (the “Company”) under the Netskope, Inc. 2022 Stock Incentive Plan (the “Plan”) in a separate written statement (the ”Employer Statement”).

This Employer Statement contains information applicable to Participant’s participation in the Plan, as required under the Stock Option Act, while the other terms and conditions of the Participant’s Award are described in detail in the Plan, and the Notice of Grant and the Global Restricted Stock Unit Award Agreement, including the appendix thereto (together with the Notice of Grant, the “Agreement”), which have been made available to Participant. Capitalized terms used but not defined herein shall have the same meanings given to them in the Plan or the Agreement, as applicable.

1. Date of Grant

The Date of Grant of Participant’s Award is the date that the Board of Directors of the Company (or its delegate, jointly the “Board”) approved a grant for Participant and determined it would be effective, which is set forth in the Notice of Grant.

SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK

ARBEJDSGIVERERKLÆRING

I henhold til § 3, stk. 1 i lov om brug af køberet eller tegningsret til aktier m.v. i ansættelsesforhold som ændret med virkning fra 1. januar 2019 ("Aktieoptionsloven") er Deltageren, hvis navn fremgår af Meddelelsen om Tildeling af Betingede Aktier ("Tildelingsmeddelelsen"), berettiget til i en særskilt skriftlig erklæring ("Erklæring") at modtage følgende oplysninger om de Betingede Aktier ("RSU'er"), som Deltageren har fået tildelt af Netskope Inc. ("Selskabet") i henhold til Netskope Inc. 2022 Stock Incentive Plan ("Planen").

Denne Erklæring indeholder oplysninger, der gælder for Deltagerens deltagelse i Planen, og som er krævet i henhold til Aktieoptionsloven. De øvrige kriterier og betingelser for Deltagerens Tildeling er nærmere beskrevet i Planen, i Tildelingsmeddelelsen og i Aftalen om Tildeling af Betingede Aktier inkl. bilag (sammen med Tildelingsmeddelelsen benævnt "Aftalen"), som er gjort tilgængelige for Deltageren. Begreber, der står med stort begyndelsesbogstav i denne arbejdsgivererklæring, men som ikke er defineret heri, har den i Planen eller Aftalen anførte betydning.

1. Tildelingstidspunkt

Tidspunktet for Tildelingen til Deltageren er den dag, hvor Selskabets Bestyrelse (eller dennes repræsentant, samlet benævnt "Bestyrelsen") godkendte Deltagerens tildeling og besluttede, at den

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

2. Terms or conditions for grant of Restricted Stock Unit Award

The grant of RSUs under the Plan is made at the sole discretion of the Company. Service providers of the Company and any Parent, Subsidiary or Affiliate are eligible to receive grants under the Plan. The Board has broad discretion to determine who will receive an award of RSUs under the Plan and to set the terms and conditions of the RSUs. The Company may decide, in its sole discretion, not to grant RSUs to Participant in the future. Under the terms of the Plan and the Agreement, Participant has no entitlement or claim to receive future grants of RSUs.

3. Vesting conditions

The Award will vest, subject to a Service-Based Requirement and a Liquidity Event Requirement. The Service-Based Requirement will be satisfied over a specified period of time, subject to Participant’s continued Service on the date the Service-Based Requirement is satisfied. The specified period of time for the Service-Based Requirement is set forth in the Notice of Grant. The Liquidity Event Requirement will be satisfied on the earliest of the following: (a) an underwritten public offering by the Company of its securities that are registered under the U.S. Securities Act of 1933, as amended or pursuant to the listing of the Shares on a non-U.S. national stock exchange, including for these purposes an acquisition of the Company by a special purpose acquisition company, or any similarly structured transaction; or (b) a Change in Control pursuant to which the Shares subject to the RSUs will be exchanged for consideration of which at least 50% of such consideration is made up of cash and/or readily tradable securities, or the Award will be settled skulle træde i kraft. Tidspunktet fremgår af Tildelingsmeddelelsen.

2. Kriterier eller betingelser for tildelingen af Betingede Aktier

De af Planen omfattede RSU'er tildeles udelukkende efter Selskabets skøn. Tjenesteydere i Selskabet og dets Moderselskab, Datterselskab eller Tilknyttede Selskab er kvalificerede til at modtage tildelinger i henhold til Planen. Bestyrelsen har vide beføjelser til at bestemme, hvem der skal modtage en tildeling af RSU'er i henhold til Planen, samt til at fastlægge kriterier og betingelser for RSU'erne. Selskabet kan frit vælge fremover ikke at tildele Deltageren nogen RSU'er. I henhold til bestemmelserne i Planen og Aftalen har Deltageren hverken ret til eller krav på fremover at få tildelt RSU'er.

3. Modningsvilkår

Tildelingen modnes på betingelse af opfyldelse af et Ansættelseskrav og et Likviditetskrav. Ansættelseskravet opfyldes over en nærmere fastsat periode, forudsat at Deltageren fortsat er ansat på datoen for opfyldelse af Ansættelseskravet. Den fastsatte periode fremgår af Tildelingsmeddelelsen. Likviditetskravet anses for opfyldt på det tidligste tidspunkt af: (a) datoen for et garanteret offentligt udbud af Selskabets værdipapirer, der er registreret i henhold til U.S. Securities Act of 1933 med senere ændringer, eller datoen for notering af Aktierne på en national fondsbørs uden for USA, herunder et SPAC-selskabs overtagelse af Selskabet eller en lignende struktureret transaktion eller (b) datoen for et Kontrolskifte, der indebærer ombytning af de til RSU'erne knyttede Aktier mod betaling af et vederlag, hvor minimum 50% af vederlaget består af kontanter og/eller let omsættelige

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

for cash and/or readily tradable securities, or as otherwise determined by the Board.

4. Exercise price

No exercise price is payable in connection with the Award and the issuance of the underlying Shares to Participant.

5. The Participant’s rights upon termination of employment

The treatment of the Award upon termination of Service will be determined in accordance with the termination provisions of the Agreement, which are summarized immediately below. In the event of a conflict between the terms of the Agreement and the summary below, the terms set forth in the Agreement will govern the treatment of the Award.

Upon termination of Participant’s Service for any reason, any portion of the Award that has yet to satisfy the Service-Based Requirement will be forfeited at no cost to the Company and Participant will have no further right, title or interest in or to such Award or the Shares underlying such Award. However, Participant will retain any portion of the Award that has met the Service-Based Requirement as of the date that Participant’s Service terminates until the Liquidity Event Requirement is satisfied or the Award expires.

6. Financial aspects of participating in the Plan

The grant of the Award has no immediate financial consequences for Participant. The value of the Award is not taken into account when calculating holiday allowances, pension contributions or other

værdipapirer, eller hvor Tildelingen afregnes kontant og/eller i let omsættelige værdipapirer, eller i øvrigt som besluttet af Bestyrelsen.

4. Udnyttelseskurs

Der skal ikke betales nogen udnyttelseskurs i forbindelse med Tildelingen og udstedelsen af de bagvedliggende Aktier til Deltageren.

5. Deltagerens retsstilling i forbindelse med fratræden

I tilfælde af fratræden vil Tildelingen blive behandlet i overensstemmelse med ophørsbestemmelserne i Aftalen, der er opsummeret nedenfor. I tilfælde af uoverensstemmelse mellem vilkårene i Aftalen og sammendraget nedenfor er det vilkårene i Aftalen, der er gældende for Tildelingen.

Ved Deltagerens fratræden (uanset årsag) bortfalder den del af Tildelingen, der endnu ikke har opfyldt Ansættelseskravet, uden omkostninger for Selskabet, og Deltageren vil ikke længere have nogen ret til eller interesse i Tildelingen eller i de bagvedliggende Aktier. Deltageren beholder dog den del af Tildelingen, der har opfyldt Ansættelseskravet på tidspunktet for Deltagerens fratræden, indtil Likviditetskravet er opfyldt, eller Tildelingen udløber.

6. Økonomiske aspekter ved deltagelse i Planen

Tildelingen har ingen umiddelbare økonomiske konsekvenser for Deltageren. Værdien af Tildelingen indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovbestemte, vederlagsafhængige ydelser.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

statutory consideration calculated on the basis of salary.

Shares are financial instruments and investing in shares will always have financial risk. The future value of the Company’s Stock is unknown and cannot be predicted with certainty.

Netskope, Inc.

2445 Augustine Drive, 3rd Floor

Santa Clara, California 95054

United States of America

Aktier er finansielle instrumenter, og investering i ordinære aktier vil altid være forbundet med en økonomisk risiko. Den fremtidige værdi af Selskabets Aktier kendes ikke og kan ikke forudsiges med sikkerhed.

Netskope, Inc.

2445 Augustine Drive, 3rd Floor

Santa Clara, California 95054

United States of America

FRANCE

Terms and Conditions

Language Consent. By accepting the RSUs, Participant confirms having read and understood the Plan and the RSU Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement sur la Langue. En acceptant les RSU, le Participant confirme avoir lu et compris le Plan et l'Accord RSU, qui ont été communiqués en anglais. Le Participant accepte les termes de ces documents en conséquence.

French-Qualified RSUs. The following provisions apply only if Participant is eligible to be granted French-Qualified RSUs under the French RSU Plan (defined below) and it is intended for the RSUs to be French-Qualified RSUs. If Participant is ineligible to be granted French-Qualified RSUs under the French RSU Plan and/or it is not intended for the RSUs to be French-Qualified RSUs, the RSUs will not qualify for the special French tax and social security treatment under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Type of Grant. The RSUs are granted as French-Qualified RSUs and are intended to qualify for the special tax and social security treatment applicable to Shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended. The French-Qualified RSUs are granted subject to the terms and conditions of the Netskope, Inc. 2022 Stock Incentive Plan French RSU Plan (the “French RSU Plan”).

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Certain events may affect the status of the RSUs as French-Qualified RSUs or the underlying Shares, and the French-Qualified RSUs or the underlying Shares may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the French-Qualified RSUs or of the underlying Shares.

Capitalized terms not defined herein, in the RSU Agreement or in the Plan shall have the meanings ascribed to them in the French RSU Plan.

Restrictions on Sale or Transfer of Shares.

(a)
Minimum Mandatory Vesting Period. No vesting shall occur prior to the first anniversary of the Date of Grant, or such other minimum vesting period applicable to French-Qualified RSUs under Section L. 225-197-1 of the French Commercial Code, as amended, or by the French Tax Code or the French Social Security Code, as amended, to benefit from the special tax and social security regime in France.
(b)
Minimum Holding Period. Participant may not sell or transfer any Shares issued at vesting until the second anniversary of the Date of Grant, or such other period as is required to comply with the minimum mandatory holding period applicable to Shares underlying French-Qualified RSUs under Section L. 225-197-1 of the French Commercial Code, as amended, or by the French Tax Code or the French Social Security Code, as amended, to benefit from the special tax and social security regime in France. By way of exception, the Minimum Holding Period shall not apply in the event of death or Disability (as defined in the French RSU Plan) of the Participant in accordance with Section L. 225-197-1 of the French Commercial Code.
(c)
Closed Periods. Participant may not sell any Shares issued upon vesting of the French-Qualified RSUs during certain Closed Periods, to the extent applicable to the Shares underlying the French-Qualified RSUs granted by the Company, as described in the French RSU Plan.
(d)
Effect of Termination of Service. The restrictions described in provisions (a), (b) and (c) above will continue to apply even after the Participant’s termination of Service.
(e)
Effect of Termination of Service due to Death. In accordance with Section 6 of the French RSU Plan, RSUs that are not fully vested at the time of death based on the Service-Based Requirement shall become fully transferable to the heirs of the French Participant. However, if the Liquidity Event Requirement is not satisfied at the time of death, the underlying shares shall be transferred to the Participant’s heir upon occurrence of the Liquidity Event Requirement. The French Participant’s heirs must request that French-Qualified RSUs are delivered to them, provided such request is made within six months following the date of the French Participant’s death, but the underlying Shares shall be transferred after the occurrence of the Liquidity Event Requirement.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No Transfer of French-Qualified RSUs. French-Qualified RSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner during Participant's lifetime and upon death only in accordance with Section 6 of the French RSU Plan, and only to the extent required by applicable laws (including the provisions of Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended) and the French RSU Plan.

Form of Settlement. Notwithstanding anything to the contrary set out in the RSU Agreement or the Plan, French-Qualified RSUs granted to Participants in France shall be paid in Shares only, not cash.

Notifications

Foreign Asset/Account Reporting Information. Participant holding cash or Shares acquired under the Plan outside of France, through a foreign bank or brokerage account (including accounts that were opened and closed during the tax year) is required to declare all foreign accounts to the French tax authorities, on a yearly basis in Participant’s annual income tax return, as long as Participant open, holds, uses or closes such account. Failure to comply could trigger significant penalties.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of EUR 12,500 must be reported to the German Federal Bank (Bundesbank). If Participant makes or receives a payment in excess of this amount (including if Participant acquires Shares with a value in excess of this amount under the Plan or sells Shares via a foreign broker, bank, or service provider and receives proceeds in excess of this amount) and/or if the Company withholds Shares with a value in excess of EUR 12,500 to satisfy its tax withholding obligation related to Tax-Related Items due in connection with the RSUs, Participant must report the payment and/or the value of the Shares withheld to Bundesbank either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available at the Bundesbank’s website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank.

Foreign Asset/Account Reporting Information. In the unlikely event Participant’s acquisition of Shares leads to a so-called “qualified participation” at any point during the calendar year, Participant will need to report the acquisition when Participant files a tax return for the relevant year. A qualified participation occurs only if (i) Participant owns 1% or more of the Company and the value of the Shares exceeds EUR 150,000 or (ii) Participant holds Shares exceeding 10% of the Company’s total Stock.

GREECE

There are no country-specific provisions.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

INDIA

Notifications

Exchange Control Information. Any funds realized in connection with the Plan (e.g., proceeds from the sale of Shares and cash dividends paid on the Shares) must be repatriated to India within a specified period of time after receipt as prescribed under Indian exchange control laws. It is Participant’s responsibility to obtain a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. Participant is also responsible for complying with any other exchange control laws in India that may apply to the RSUs or the Shares acquired under the Plan.

Foreign Asset/Account Reporting Information. Participant is required to declare the following items in his or her annual tax return: (i) any foreign assets held by Participant (including Shares acquired under the Plan), and (ii) any foreign bank accounts for which Participant has signing authority. It is Participant’s responsibility to comply with applicable tax laws in India. Participant should consult with his or her personal tax advisor to ensure that Participant is properly reporting his or her foreign assets and bank accounts.

IRELAND

There are no country-specific provisions.

ISRAEL

Notifications

Securities Law Information. The grant of the RSUs does not constitute a public offering under the Securities Law, 1968.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting the RSUs granted hereunder, Participant acknowledges that (i) Participant has received a copy of the Plan, the Notice of Grant, the RSU Agreement and this Appendix; (ii) Participant has reviewed those documents in their entirety and fully understands the contents thereof; and (iii) Participant accepts all provisions of the Plan, the Notice of Grant, the RSU Agreement and this Appendix. Participant further acknowledges that he or she has read and specifically and expressly approves, without limitation, the following sections of the RSU Agreement: Section 3: Termination; Section 6: Tax Matters; Section 20: Nature of Grant; Section 22: Data Privacy Consent; Section 23: Governing Law and Venue; and Section 26: Language.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Notifications

Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares, etc.) which may generate income taxable in Italy are required to report such investments or assets on their annual tax returns (UNICO Form, RW Schedule) or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.

Tax on Foreign Financial Assets. The value of any Shares (and certain other foreign assets) Participant holds outside of Italy will be subject to a foreign financial assets tax. Financial assets include Shares acquired under the Plan. The taxable amount will be the fair market value of the financial assets assessed at the end of each calendar year.

JAPAN

Notifications

Exchange Control Information. If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of Shares. Participant should consult with his or her personal tax advisor to ensure Participant is complying with the applicable reporting requirements.

Foreign Asset/Account Reporting Information. If Participant holds assets outside of Japan (e.g., Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year), Participant is required to comply with annual tax reporting obligations with respect to such assets. Participant should consult with his or her personal tax advisor to ensure that Participant is properly complying with applicable reporting requirements in Japan.

MEXICO

Terms and Conditions

Acknowledgement of the RSU Agreement. By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan and the RSU Agreement, including this Appendix, which he or she has reviewed. Participant further acknowledges that he or she accepts all the provisions of the Plan and the RSU Agreement, including this Appendix. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” section of the RSU Agreement, which clearly provide as follows:

(1) Participant’s participation in the Plan does not constitute an acquired right;

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

(2) The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3) Participant’s participation in the Plan is voluntary; and

(4) The Company and any of its Parent and Subsidiaries are not responsible for any decrease in the value of any Shares acquired under the Plan.

Labor Law Acknowledgement and Policy Statement. By accepting the RSUs, Participant acknowledges that the Company, with registered offices at 2445 Augustine Drive, 3rd Floor, Santa Clara, California 95054, U.S.A., is solely responsible for the administration of the Plan. Participant further acknowledges that his or her participation in the Plan, the grant of RSUs and any acquisition of Shares under the Plan do not constitute an employment relationship between Participant and the Company because Participant is participating in the Plan on a wholly commercial basis. Based on the foregoing, Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Participant and the Service Recipient and do not form part of the employment conditions and/or benefits provided by the Service Recipient, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment.

Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation in the Plan at any time, without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Parent, Subsidiaries, branches, representation offices, stockholders, officers, agents or legal representatives, with respect to any claim that may arise.

Spanish Translation

Reconocimiento del Convenio de Concesión. Al aceptar las Unidades de Acciones Restringidas (“RSUs”), el Participante reconoce que ha recibido y revisado una copia del Plan y del Acuerdo de RSU, incluyendo este Apéndice. El Participante reconoce y acepta todas las disposiciones del Plan y del Acuerdo de RSU, incluyendo el Apéndice. El Participante también reconoce que ha leído y aprobado de forma expresa los términos y condiciones establecidos en la sección “Nature of Grant” del Acuerdo de RSU, que claramente establece lo siguiente:

(1) La participación del Participante en el Plan no constituye un derecho adquirido;

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

(2) El Plan y la participación del Participante en él es ofrecido por la Compañía de manera completamente discrecional;

(3) La participación del Participante en el Plan es voluntaria; y

(4) La Compañía y su Padre y sus Subsidiarias no son responsables por ninguna disminución en el valor de las Acciones adquiridas en virtud del Plan.

Reconocimiento del Derecho Laboral y Declaración de la Política. Al aceptar el otorgamiento de los RSUs, el Participante reconoce que la Compañía, con domicilio social en 2445 Augustine Drive, 3rd Floor, Santa Clara, California 95054, EE.UU, es la única responsable de la administración del Plan. Además, el Participante reconoce que su participación en el Plan, la concesión de los RSUs y cualquier adquisición de Acciones en virtud del Plan no constituyen una relación laboral entre el Participante y la Compañía, en virtud de que el Participante está participando en el Plan sobre una base totalmente comercial. Por lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que puedan derivarse de su participación no establecen ningún derecho entre el Participante y el Recipiente del Servicio y que no forman parte de las condiciones de trabajo y/o beneficios otorgados por el Recipiente del Servicio, y cualquier modificación del Plan o la terminación no constituirá un cambio o modificación de los términos y condiciones en el empleo del Participante.

Además, el Participante comprende que su participación en el Plan es el resultado de una decisión discrecional y unilateral de la Compañía, por lo que la misma se reserva el derecho absoluto de modificar y/o suspender la participación del Participante en el Plan en cualquier momento, sin responsabilidad alguna del Participante.

Finalmente, el Participante manifiesta que no se reserva acción o derecho alguno que origine una demanda en contra de la Compañía, por cualquier indemnización o daño relacionado con las disposiciones del Plan o de los beneficios otorgados en el mismo, y en consecuencia el Participante libera de la manera más amplia y total de responsabilidad a la Compañía, sus padre, subsidiarias, sucursales, oficinas de representación, sus accionistas, directores, agentes y representantes legales con respecto a cualquier demanda que pudiera surgir.

Notifications

Securities Law Information. The RSUs granted, and any Shares acquired, under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, RSU Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to Participant because of his or her existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities, but rather a private placement of securities addressed specifically to individuals who are present

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

employees made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

Securities Law Information.

WARNING

This is an offer of Shares. Shares give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, Participant will be paid, if at all, only after all creditors have been paid. Participant may lose some or all of his or her investment.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment.

Upon request to the Company and free of charge, Participant has a right to receive a copy of the Company’s annual report (if any), recent financial statements, and any auditor’s report. The Company may provide these documents to Participant by electronic means or by informing Participant of where such documents may be accessed (i.e., a website or employee intranet portal). The Company is required to satisfy Participant’s request for any of the above mentioned documents within five (5) business days of receiving such request.

Participant is advised to ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself.

PHILIPPINES

Terms and Conditions

Settlement. Notwithstanding any provision in the RSU Agreement to the contrary, any vested RSUs shall be settled by payment in cash based on the Fair Market value of a Share on the

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Settlement Date. Any references to the issuance of Shares in any documents related to the RSUs shall not be applicable. Notwithstanding the foregoing, the Company, in its sole discretion, may decide to settle the RSUs in Shares if it determines that it has obtained all securities law approvals required by the Philippine Securities and Exchange Commission and/or that such issuance will comply with all applicable local laws and regulations.

POLAND

Notifications

Exchange Control Information. Transfers of funds into (and out of) Poland in excess of EUR 15,000 (or PLN 15,000 if such transfer of funds is connected with the business activity of an entrepreneur) must be made via a bank account held at a bank in Poland. Additionally, Polish residents are required to store all documents connected with any foreign exchange transactions that Polish residents are engaged in for a period of five years, as measured from the end of the year in which such transaction occurred.

Foreign Asset/Account Reporting Information. If Participant maintains bank or brokerage accounts holding cash and foreign securities (including Shares) outside of Poland, Participant will be required to report information to the National Bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds certain thresholds. If required, such reports must be filed on special forms available on the website of the National Bank of Poland. Participant should consult with his or her personal legal advisor to determine whether Participant will be required to submit reports to the National Bank of Poland.

PORTUGAL

Terms and Conditions

Language Consent. Participant hereby expressly declares that Participant has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Notice of Grant, the RSU Agreement and the Plan.

Conhecimento da Lingua. El Beneficiário, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Edital de Outorga, no Contrato RSU e no Plano.

Notifications

Exchange Control Information. If Portuguese residents receive Shares upon vesting and settlement of the RSUs, the acquisition of such Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on Participant's behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, Portuguese residents are responsible for submitting the report to the Banco de Portugal.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

ROMANIA

Terms and Conditions

Language Consent. By accepting the RSUs, Participant acknowledges that he or she is proficient in reading and understanding English, and has read and acknowledges that Participant has fully understood the terms of the documents related to the grant (the Notice of Grant, the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of these documents accordingly.

Consimtamant cu privire la limba. Prin acceptarea RSU-urilor, Participantul recunoaște că el sau ea este competent în citirea și înțelegerea limbii engleze și a citit și recunoaște că Participantul a înțeles pe deplin termenii documentelor legate de grant (Avizul de Grant, Acordul RSU și Planul), care au fost furnizate în limba engleză. Participantul acceptă termenii acestor documente în consecință.

Notifications

Exchange Control Information. Participant is generally not required to seek authorization from the National Bank of Romania to participate in the Plan or to open and operate a foreign bank account to receive any proceeds under the Plan. However, Participant may be required to provide the Romanian bank to which Participant transfers any proceeds under the Plan with appropriate documentation regarding the source of income. Participant should consult his or her personal legal advisor to ensure compliance with applicable reporting requirements.

SAUDI ARABIA

Notifications

Securities Law Information. The RSU Agreement and related Plan documents may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Rules on the Offers of Securities and Continuing Obligations issued by the Capital Market Authority (“CMA”). The CMA does not make any representation as to the accuracy or completeness of the RSU Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the RSU Agreement. Participant should conduct his or her own due diligence on the accuracy of the information relating to the Shares. If Participant does not understand the contents of the RSU Agreement, Participant should consult an authorized financial adviser.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

SINGAPORE

Notifications

Private Placement Exemption. The grant of the RSUs is made in reliance on the private placement exemption under section 272B of the Securities and Futures Act 2001 of Singapore which applies where offers are made to no more than 50 individuals in Singapore within any period of 12 month.

Securities Law Information. This document has been given to Participant only who by accepting the RSUs, acknowledges that the offer is for the Participant only and confirms that he or she shall not forward, share, send or otherwise transfer send this document to any other person. This document and any other materials relating to the underlying Shares have not been, and will not be, lodged or registered as a prospectus in Singapore with the Monetary Authority of Singapore. The offer is not made to the Participant with a view to the RSUs or underlying Shares being subsequently offered for sale to any other party.

Director Notification Obligation. If Participant is a director, associate director or shadow director of a Singapore Parent, Subsidiary or Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Parent, Subsidiary or Affiliate in writing when he or she receives or sells an interest in the Company or any related companies (including when Participant receives or sells Shares acquired under the Plan). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Participant’s interests in the Company within two business days of becoming a director. These notification requirements apply regardless of whether the directors are residents of or employed in Singapore. If Participant is the chief executive officer (“CEO”) of a Singapore Parent, Subsidiary or Affiliate and the above notification requirements are determined to apply to the CEO of a Singapore Parent, Subsidiary or Affiliate, the above notification requirements also will apply to Participant.

SOUTH AFRICA

Terms and Conditions

Tax Matters. The following provision supplements Section 6 of the RSU Agreement:

By accepting the RSUs, Participant agrees that, immediately upon vesting and settlement of the RSUs, Participant shall notify the Service Recipient of the amount of any gain realized upon receipt of the Shares. If Participant fails to advise the Service Recipient of the gain realized upon vesting and settlement, Participant may be liable for a fine. Participant shall be solely responsible for paying any difference between the actual tax liability and any amount withheld by the Service Recipient.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Notifications

Securities Law Information. The grant of the RSUs and the Shares issued pursuant to the vesting of the RSUs are considered a small offering under Section 96 of the South Africa Companies Act, 2008 (Act No. 71 of 2008).

Exchange Control Information. Because no transfer of funds from South Africa is required in connection with the RSUs, no filing or reporting requirements should apply when the RSUs are granted or when Shares are issued upon vesting and settlement of the RSUs. However, because the exchange control regulations are subject to change, Participant should consult his or her personal advisor prior to vesting and settlement of the RSUs to ensure compliance with current regulations. Participant is responsible for ensuring compliance with all exchange control laws in South Africa.

SOUTH KOREA

Notifications

Exchange Control Information. South Korean residents who sell Shares acquired under the Plan and/or receive cash dividends on the Shares may have to file a report with a Korean foreign exchange bank, provided the proceeds are in excess of USD 5,000 (per transaction) and deposited into a non-Korean bank account. A report may not be required if proceeds are deposited into a non-Korean brokerage account. It is Participant's responsibility to ensure compliance with any applicable exchange control reporting obligations. Participant should consult their personal legal advisor to ensure compliance with applicable exchange control laws in Korea.

SPAIN

Terms and Conditions

Nature of Grant. This provision supplements Section 20 of the RSU Agreement:

By accepting the RSUs, Participant consents to participate in the Plan and acknowledges having received and read a copy of the Plan.

Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant the RSUs under the Plan to individuals who may be employees or other service providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or the Service Recipient on an ongoing basis, other than as expressly set forth in the RSU Agreement. Consequently, Participant understands that the RSUs are given on the assumption and condition that the RSUs shall not become part of any employment contract (whether with the Company or the Service Recipient) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

from the RSUs, which are gratuitous and discretionary, since the future value of the RSUs and the underlying Shares is unknown and unpredictable.

Participant understands and agrees that, as a condition of the grant of the RSUs, Participant’s termination of Service for any reason (including for the reasons listed below) will automatically result in the cancellation and loss of any RSUs that may have been granted to Participant and that were not fully vested on the date of termination of Participant’s Service. In particular, Participant understands and agrees that, unless otherwise expressly provided for by the Company at the Date of Grant, the RSUs will be cancelled without entitlement to the Shares or to any amount as indemnification if Participant terminates Service by reason of, including, but not limited to: resignation, death, disability, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Company or the Service Recipient, and under Article 10.3 of Royal Decree 1382/1985.

Participant also understands that the RSUs would not be granted but for the assumptions and conditions set forth hereinabove; thus, Participant understands, acknowledges and freely accepts that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the RSUs and any rights to the underlying Shares shall be null and void.

Securities Law Information. No “offer of securities to the public,” within the meaning of Spanish law, has taken place or will take place in the Spanish territory in connection with the RSUs. The Plan, the RSU Agreement and any other documents evidencing the grant of the RSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus.

Exchange Control Information. Participant is required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior year or the balances of such accounts as of December 31 of the prior year exceeds EUR 1 million.

Different thresholds and deadlines to file the declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Participant should consult his or her personal tax or legal advisor for further information regarding applicable exchange control reporting obligations.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Additionally, the acquisition, ownership and sale of Shares under the Plan must be declared to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Industry, Trade and Tourism. Participant must also declare ownership of any Shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530) (or Participant holds 10% or more of the share capital of the Company or such other amount that would entitle Participant to join the Board), in which case, the filing is due within one month after the sale.

Foreign Asset/Account Reporting Information. Participant is required to report assets or rights deposited or held outside of Spain (including Shares acquired under the Plan or cash proceeds from the sale of Shares acquired under the Plan) if the value of such right or asset exceeds EUR 50,000 per type of asset or right. This obligation applies to assets and rights held as of December 31 (or at any time during the year in which the asset or right is sold or otherwise disposed of) and requires that information on such assets and rights be included in Participant’s tax return filed with the Spanish tax authorities for such year. After such assets or rights are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported asset or right increases by more than EUR 20,000 or if ownership of such asset or right is transferred or relinquished during the year.

SWEDEN

Terms and Conditions

Tax Matters. The following provision supplements Section 6 of the RSU Agreement:

Without limiting the Company’s and the Service Recipient’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 6 of the RSU Agreement, by accepting the RSUs, Participant authorizes the Company and/or the Service Recipient to sell or withhold Shares otherwise deliverable to Participant upon vesting and settlement to satisfy Tax-Related Items, regardless of whether the Company and/or the Service Recipient have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Information. Neither this document nor any other materials relating to the RSUs (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (“FINMA”).

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

TAIWAN

Notifications

Securities Law Information. The grant of the RSUs and the Shares to be issued upon settlement of the RSUs are available only for employees or other service providers of the Company or the Service Recipient. It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information. Participant may acquire and remit foreign currency (including proceeds from the sale of Shares) up to USD 5,000,000 per year without justification. If the transaction amount is TWD 500,000 or more in a single transaction, you must submit a Foreign Exchange Transaction Form. If the transaction amount is USD 500,000 or more, Participant understands that he or she may be required to provide additional supporting documentation to the satisfaction of the remitting bank. Participant acknowledges that he or she should consult Participant’s personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED ARAB EMIRATES

Notifications

Securities Law Information. Participation in the Plan is being offered only to eligible employees and other service providers and is in the nature of an “exempt personal offer” of equity incentives to such individuals in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such individuals and must not be delivered to, or relied on by, any other person. Prospective purchasers of any underlying Shares issued pursuant to the RSUs should conduct their own due diligence on the securities. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Agreement nor taken steps to verify the information set out therein, and has no responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Form of Settlement. Notwithstanding anything to the contrary set out in the RSU Agreement or the Plan, RSUs granted to Participants in the United Kingdom shall be paid in Shares only, not cash.

Tax Matters. The following provision supplements Section 6 of the RSU Agreement:

Without limitation to Section 6 of the RSU Agreement, Participant agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision may not apply to Participant if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by Participant within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may obtain from Participant by any of the means referred to in the Plan or Section 6 of the RSU Agreement.

Section 431 Election. As a condition of participation in the Plan and the vesting and settlement of the RSUs, Participant agrees that, jointly with the Service Recipient, Participant will enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the vesting of the RSUs as if such Shares were not Restricted Securities (for U.K. tax purposes only). Participant must enter into the form of election, which is attached to this Appendix (Attachment 1 to Appendix for the United Kingdom), concurrent with the execution of the RSU Agreement.

NIC Joint Election. As a condition of Participant’s participation in the Plan and the vesting and settlement of the RSUs or receipt of any benefit in connection with the RSUs, Participant agrees to accept any liability for secondary Class 1 NICs that may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with the RSUs and any event giving rise to Tax-Related Items (the “Employer’s Liability”). Without prejudice to the foregoing, Participant agrees to enter into the joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”) and attached to this Appendix (Attachment 2 to Appendix for the United Kingdom), and any other required consent or elections. Participant further agrees to enter into such other Joint Elections as may be required between Participant and any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of the Joint Election. Participant further agrees that the Company and/or the Service Recipient may collect the Employer’s Liability from Participant by any of the means set forth in Section 6 of the RSU Agreement.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Participant must enter into the form of election, which is attached to this Appendix, concurrent with the execution of the RSU Agreement. If Participant does not enter into the Joint Election prior to the vesting and settlement of the RSUs or any other event giving rise to Tax-Related Items, Participant will not be entitled to vest in the RSUs and receive Shares (or receive any benefit in connection with the RSUs) unless and until Participant enters into the Joint Election, and no Shares or other benefit will be issued to Participant under the Plan, without any liability to the Company or the Service Recipient.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

Attachment to Appendix for the United Kingdom

Important Note on the Section 431 Election and

Joint Election to Transfer Employer National Insurance Contributions

By accepting the RSUs through the Company’s online acceptance procedure (or by signing the RSU Agreement), Participant is agreeing to be bound by the terms of the Joint Election to Transfer Employer National Insurance Contributions (“NICs Joint Election”) and the Section 431 Election (together, the “Elections”). Participant should read the terms of the NICs Joint Election and the Section 431 Election carefully before accepting the RSU Agreement, including the NICs Joint Election and the Section 431 Election.

Participant understands and agrees that regardless of how Participant has accepted the RSUs, the Company or the Service Recipient may still require Participant to separately electronically sign to accept each Election or to sign a paper copy of each Election (or a substantially similar form(s)) if the Company determines such is necessary to give effect to the NICs Joint Election and/or the Section 431 Election.

By entering into the NICs Joint Election:

•
Participant is agreeing that any employer's NICs liability that may arise in connection with the vesting of the RSUs or the acquisition of Shares or other taxable events in connection with the RSUs will be transferred to Participant; and

•
Participant is authorizing the Company and/or the Service Recipient to recover an amount sufficient to cover this liability by any method set forth in the RSU Agreement and/or the NICs Joint Election, including but not limited to deductions from Participant’s salary or other payments due or sale of sufficient Shares acquired pursuant to the RSUs.

By entering into the Section 431 Election:

•
Participant is agreeing that he or she will be subject to income tax and, where applicable, NICs on the fair market value at vesting of the RSUs based on the full, unrestricted market value of the Shares that Participant acquires pursuant to the vesting of the RSUs.

Please print and keep a copy of the Elections for your records.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

1

Attachment 1 to Appendix for the United Kingdom

Section 431 Joint Election Form

Joint Election under s431 ITEPA 2003

for full or partial disapplication of

Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1. Between

The employee who has obtained access to this joint election (the “Employee”)

and

the Company (who is the Employee's employer) Netskope Uk LTD of Company Registration Number 9010620

2. Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

1

3. Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	All securities

Description of securities	Common Stock

Name of issuer of securities	Netskope, Inc.

to be acquired by the Employee on or after the date of this Election under the terms of the Netskope, Inc. 2022 Equity Incentive Plan.

4. Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

5. Declaration

This election will become irrevocable upon the later of it is signed or accepted electronically or the acquisition and each subsequent acquisition of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

.......................................................................................	........./..../............................
Signature (Employee)	Date

.......................................................................................	........./..../............................
Signature (for and on behalf of the Company)	Date

..............................................................................
Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

2

Attachment 2 to Appendix for the United Kingdom

Election to Transfer the Employer’s Liability for

National Insurance Liability to the Employee

(UK Employees)

1.
Parties

This Election is between:

(A)
The individual who has gained authorized access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive and may have received stock options (“Options”) and/or restricted stock units (“RSUs”) (each an “Award” and together, the “Awards”) pursuant to the terms and conditions of the Netskope, Inc. 2022 Stock Incentive Plan (the “Plan”), and
(B)
Netskope, Inc. of 2445 Augustine Drive, 3rd Floor, Santa Clara, CA 95054 (the “Company”), which may grant Options and/or RSUs under the Plan and is entering into this Election on behalf of the Employer.
2.
Purpose of Election
2.1.
This Election relates to all Awards granted to Employee under the Plan up to the termination date of the Plan.
2.2.
In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which Employer’s National Insurance Contributions becomes due is defined as:

(i)
an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);
(ii)
an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or
(iii)
any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:
(A)
the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);
(B)
the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);
(C)
the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3.
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4.
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.
2.5.
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).
2.6.
Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award agreement. This Election will have effect in respect of the Awards and any awards which replace the Awards following their grant in circumstances where section 483 of ITEPA applies.
3.
Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by electronically accepting or by signing this Election, or by accepting the Awards, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.
Payment of the Employer’s Liability
4.1.
The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:
(i)
by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or
(ii)
directly from the Employee by payment in cash or cleared funds; and/or
(iii)
by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or
(iv)
where the proceeds of the gain are to be paid through a third party, by that party withholding an amount from the payment or selling some of the securities which the Employee is entitled to receive in respect of the Awards; and/or
(v)
by any other means specified in the applicable Award agreement.
4.2.
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.
4.3.
The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).
5.
Duration of Election
5.1.
The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

2

5.2.
This Election will continue in effect until the earliest of the following:
(i)
the Employee and the Company agree in writing that it should cease to have effect;
(ii)
on the date the Company serves written notice on the Employee terminating its effect;
(iii)
on the date HM Revenue and Customs withdraws approval of this Election; or
(iv)
after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.
5.3.
This Election will continue in full force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, as a condition of exercising the Options and/or settlement of the RSUs, by electronically accepting or signing this Election and/or by accepting the Awards (whether by signing the Award Agreement or via the Company’s designated electronic acceptance procedures), the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by arranging for the signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

[INSERT SIGNATURE]

By:	[Name]
[Title]

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

3

Schedule of Employer Companies

The following Employer(s) shall be covered by the Joint Election:

Netskope UK LTD

Address:	Suite 4, 7th Floor 50 Broadway London SW1H 0DB United Kingdom
Company Registration Number:	09010620
Corporation Tax Number:	9205320077
PAYE Reference:	120/GB07439

Netskope, Inc.

2022 Stock Incentive Plan

Restricted Stock Unit Award Agreement

4